Registration Nos. 33-4382 & 811-4626

             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ X ]

                 Pre-Effective Amendment No.             [   ]

                 Post-Effective Amendment No.   22       [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT

                            OF 1940                      [ X ]

                    Amendment No.    21                  [ X ]

                       THE CASCADES TRUST
       (Exact Name of Registrant as Specified in Charter)

                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
            (Address of Principal Executive Offices)

                          (212) 697-6666
                (Registrant's Telephone Number)

                        EDWARD M.W. HINES
                 Hollyer Brady Smith Troxell
                 Barrett Rockett Hines & Mone LLP
                  551 Fifth Avenue, 27th Floor
                    New York, New York 10176
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
 ___
[___]  immediately upon filing pursuant to paragraph (b)
[___]  on (date), pursuant to paragraph (b)
[___]  60 days after filing pursuant to paragraph (a)(i)
[_X_]  on February 1, 1999 pursuant to paragraph (a)(i)
[___] 75 days after filing pursuant to paragraph (a)(ii) [___] on (date) pursuant to paragraph (a)(ii) of Rule 485. [___] This post-effective amendment designates a new effective date for a previous post-effective amendment.

                          THE CASCADES TRUST
                  Tax-Free Trust of Oregon Portfolio

                         CROSS-REFERENCE SHEET

Part A of
Form N-1A

Item No.        Headings in the Prospectuses:

     1          Front Cover Page; Back Cover Page

     2          The Trust's Objective, Investment Strategies and
                Main Risks

     3          Risk/Return Bar Chart; Fees and Expenses of the
                Trust

     4          The Trust's Objective, Investment Strategies and
                Main Risks

     5          Provided in the Trust's Annual Report


     6          "How is the Trust Managed?"

     7          Net Asset Value Per Share; Purchases and
                Redemptions; Alternate Purchase Plans; Dividends and Distributions; Tax Information

     8          Alternate Purchase Plans

     9          Financial Highlights


Part B of
Form N-1A       Caption of Statement of Additional information

     10         Cover Page

     11         Trust History

     12         Investment Strategies and Risks; Trust Policies

     13         Management of the Trust

     14         Ownership of Securities; Management Ownership

     15         Investment Advisory and Other Services

     16         Brokerage Allocation and Other Practices; Sub-
                Advisory Agreement

     17         Capital Stock

     18         Purchase Redemption and Pricing of Shares

     19         Taxation of the Trust

     20         Underwriters

     21         Performance

     22         Financial Statements**


 * Not applicable or negative answer
** Contained in the annual report of the Registrant

                       Tax-Free Trust of Oregon
                    380 Madison Avenue, Suite 2300
                       New York, New York 10017
                      800-USA-OREG (800-872-6734)
                             212-697-6666
                                                             Prospectus

February 1, 1999
Class A Shares
Class C Shares



Tax-Free Trust of Oregon is a mutual fund that seeks to provide you as high a level of current income exempt from Oregon and Federal income taxes as is consistent with preservation of capital. The Trust invests primarily in municipal obligations which pay interest exempt from Oregon state and federal income taxes that are rated within the four highest credit ratings (considered as investment grade) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, are determined to be of comparable quality by the Trust's Sub-Adviser, U.S. Bank National Association, a subsidiary of U.S. Bancorp.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THE TRUST'S SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

      THE TRUST'S OBJECTIVE, INVESTMENT STRATEGIES AND MAIN RISKS

"What is the Trust's objective?"

     The Trust's objective is to provide you as high a level of current income exempt from Oregon and Federal income taxes as is consistent with preservation of capital.

"What does the Trust invest in?"

     The Trust invests in tax-free municipal obligations which pay interest exempt from Oregon state and federal income taxes. In general, all or almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. At the time of purchase, an obligation must be considered "investment grade." This means that it must either

* be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's
     Corporation, or,

* if unrated, be determined to be of comparable quality by the Trust's Sub-Adviser, [Sub-Adviser's name].

"Is the Trust right for me?"

     The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Oregon State and regular federal income taxes.

"What are the main risks of investing in the Trust?"

     There are two types of risk associated with any fixed income debt securities such as Oregon Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Oregon Obligations, will normally decline and if interest rates fall, the value of debt securities, including Oregon Obligations, will normally increase. All fixed-rate debt securities, even the most highly rated Oregon Obligations, are subject to interest rate risk. Oregon Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Oregon Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity. The Trust's assets, being primarily or entirely Oregon issues, are subject to economic and other conditions affecting Oregon.

     Among the risks of investing in shares of the Trust and its portfolio of securities are the following:


     MARKET FLUCTUATIONS The market prices of the Trust's portfolio securities fluctuate in relation to changes in prevailing interest rates, and may be subject to other market, credit and economic factors as well. Accordingly, the proceeds of redemptions may be more or less than your original cost, and loss of money is a risk of investing in the Trust.


     LESS DIVERSIFICATION The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

     MEDIUM QUALITY SECURITIES Rating agencies consider municipal obligations rated in the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics and may in fact have speculative characteristics as well. Therefore, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

     NO BANK CREDIT SUPPORT Shares of the Trust are not deposits in, obligations of or guaranteed or endorsed by Bank One Corporation or its bank or non-bank affiliates or by any other bank. Shares of the Trust are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or government sponsored agency of the Federal government or any state.


     YEAR 2000 Like other financial and business organizations, the Trust could be adversely affected if computer systems the Trust relies on do not properly process date-related information and data involving the year 2000 and after. The Manager is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that steps are being taken by the other major service providers to the Trust to achieve comparable results. The three mission critical vendors -- the shareholder servicing agent, the custodian and the fund accounting agent -- as well as other support organizations, have advised the Manager that they are actively working on necessary changes. Certain vendors have advised the Manager that they are currently compliant. The mission critical vendors have advised the Manager that they have compliance goals of December 31, 1998. The Manager has also requested the Trust's portfolio manager to attempt to evaluate the potential impact of this problem on the issuers of securities in which the Trust invests. At this time there can be no assurance that the target dates will be met or that these steps will be sufficient to avoid any adverse impact on the Trust.


                       TAX-FREE TRUST OF OREGON
                    FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

Shareholder Fees
(fees paid directly from your investment)

                                            Class A          Class C
                                            Shares           Shares
Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)         4.00%            None

Maximum Deferred Sales Charge (Load)        None(1)          1.00%(2)
Maximum Sales Charge (Load)
Imposed on Reinvested
 Dividends
(as a percentage of offering price)         None             None
Redemption Fees                             None             None
Exchange Fees                               None             None


Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)


Management Fees                             0.40%            0.40%
12b-1 Fee                                   0.15%            0.75%
All Other Expenses:
Service Fee                                 None             0.25%
Other Expenses (3)                          0.16%            0.16%
Total All Other Expenses (3)                0.16%            0.41%
Total Annual Trust Operating
 Expenses (3)                               0.71%            1.56%



Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year     3 years    5 years    10 years
Class A Shares............$470         $618       $779       $1,247
Class C Shares............$259         $493       $850       $1,417(4)

You would pay the following expenses if you did not redeem your shares:

Class A Shares............$470         $618       $779       $1,247

Class C Shares............$159         $493       $850       $1,417(4)


(1) Certain shares purchased in transactions of $1 million or more without a sales charge may be subject to a contingent deferred sales charge of up to 1% upon redemption during the first two years after purchase and 0.50 of 1% upon redemption during the third and fourth years after purchase. See "Purchase of $1 Million or More."

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares (or on the original price, whichever is lower) if redeemed during the first 12 months after purchase.

(3) Does not reflect a 0.02% offset in Trust expenses received for uninvested cash balances. Reflecting this offset, other expenses, all other expenses and total annual Trust operating expenses were 0.14%, 0.14% and 0.69%, respectively, for Class A Shares; for Class C Shares, these expenses were 0.14%, 0.39% and 1.54%, respectively.

(4) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Because of the effect of the asset-based 12b-1 fee and Service fee on Class C Shares, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations.



                       TAX-FREE TRUST OF OREGON
              RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Trust of Oregon+ by showing changes in the Trust's performance from year to year over a 10-year period and by showing how the Trust's average annual returns for one, five and ten years compare to a broad measure of market performance. How the Trust has performed in the past is not necessarily an indication of how the Trust will perform in the future.

[Bar Chart]
Annual Total Returns
1989-1998

15%                                     13.96
               11.00        10.11        XXXX
10% 9.79       XXXX  7.71   XXXX         XXXX         7.44
    XXXX 6.57  XXXX  XXXX   XXXX         XXXX        XXXX
5%  XXXX XXXX  XXXX  XXXX   XXXX         XXXX        XXXX  4.62
    XXXX XXXX  XXXX  XXXX   XXXX         XXXX  3.70  XXXX  XXXX
0%  XXXX XXXX  XXXX  XXXX   XXXX         XXXX  XXXX  XXXX  XXXX
    XXXX XXXX  XXXX  XXXX   XXXX   XXXX  XXXX  XXXX  XXXX  XXXX
-5% XXXX XXXX  XXXX  XXXX   XXXX  -3.77  XXXX  XXXX  XXXX  XXXX
     1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
                           Calendar Years

(1) Please Note: 1998 return is currently through 9/30/98. Will be updated after 12/31/98.

+ Refers to Class A Shares unless otherwise indicated.

During the 10-year period shown in the bar chart, the highest return for a quarter was 5.95% (quarter ended March 31, 1995) and the lowest return for a quarter was -3.99% (quarter ended March
31, 1994).

Note: The Trust's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above. However, the average annual total returns shown below for Class A shares do reflect the maximum 4% sales load.



                     Average Annual Total Return (1)

                                                       Since
For the Period Ended        1-Year     5-Year     10-Years   inception of
December 31, 1998                                            the Trust

Tax-Free Trust of Oregon
Class A Shares              2.58%     4.39%    6.72%    6.83%*

Tax-Free Trust of Oregon
Class C Shares              4.96%     N/A    N/A        6.38%**

Lehman Brothers
Municipal Bond Index *** 5.84%      6.10%    8.15%    8.30%

(1) Please Note: All returns are currently through 9/30/98. Will be updated after 12/31/98.

*From commencement of operations on June 16, 1986.

**From commencement of new class of shares on April 5, 1996.

***The Lehman Brothers municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade long-term municipal securities of issuers throughout the United States. At September 30, 1998, there were approximately 46,000 securities in the Index.



Oregon Obligations

     Oregon Obligations are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Oregon income taxes. They include obligations of Oregon issuers and certain non-Oregon issuers, of any maturity. The interest paid on certain types of Oregon Obligations may be subject to the Federal alternative minimum tax ("AMT"). At least 80% of the Trust's net assets must be invested in Oregon Obligations whose interest is not subject to AMT.

     Interest on non-Oregon bonds or other obligations issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands is currently exempt from regular Federal and Oregon income taxes.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

     *     obtaining funds for general operating expenses,
     *     refunding outstanding obligations,
     * obtaining funds for loans to other public institutions and facilities, and
     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

     *     tax, revenue or bond anticipation notes,
     *     construction loan notes,
     * project notes, which sometimes carry a U.S. government guarantee,
     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
     *     floating and variable rate demand notes.

"What factors may affect the value of the Trust's investments and their yields?"

     The value of Oregon Obligations will fluctuate with changes in interest rates. Their value will normally decrease if interest rates increase, and will normally increase if interest rates decrease.

     Changes in value and yield based on current interest rates may have different effects on short-term and long-term Oregon Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes this desirable. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

     Market, credit, and other economic factors may also effect the value of Oregon Obligations.

"What are the main risk factors and special considerations regarding investment in Oregon Obligations?"

     The following is a discussion of the general factors that might influence the ability of Oregon issuers to repay principal and interest when due on Oregon Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     Oregon's economy is substantially diversified among many industries. The lumber and forest products industry, an industry highly susceptible to recessionary cycles, has long been a significant component of the State's economy. However, a political environment supporting the reduction of logging on public lands has taken its toll on this industry and the pursuit of protection for the spotted owl and wild salmon runs have severely curtailed logging in certain areas.

     As employment in the lumber and forest products industries has declined, other industries have been picking up the slack. 1994 saw many manufacturing plants lured to the State. The ultimate decision of whether to locate in the State depends on a company's ability to secure property tax breaks from the county in which its plant will be located. A relatively new State property tax exemption program grants counties the right to offer property tax breaks for new plants costing more than $100 million to build. The principal sources of State tax revenues are the personal income and corporate income taxes; Oregon does not have a sales tax. Recent attempts to institute a sales tax have been unsuccessful. A recent attempt to introduce a "transaction tax" was unsuccessful. As a result, State tax revenues are particularly sensitive to economic recessions.

     In addition to general obligation bonds, the State and its political subdivisions issue revenue obligations payable from specific projects or sources, including lease rentals. There can be no assurance that a material downturn in the State's economy, with the resulting impact on the financial strength of State and local entities, will not adversely affect the ability of obligors of the obligations held in the Trust's portfolio to make the required payments on these obligations, and consequently, the market value of such obligations.

     Additionally, certain municipal securities held by the Trust may rely in whole or in part for repayment on ad valorem property taxes. There are limits under Oregon State law on the issuance of bonds supported by such taxes. In recent years several voter initiatives have also amended the State Constitution to "freeze" or roll back such taxes.

     At the date of the Prospectus, it is difficult to assess fully the impact of the tax limitation measures, in part, because they are relatively recent and are continuing to be phased in over time. Many provisions of these measures are ambiguous and implementation of certain key provisions is left to the Legislature. In addition, the recent health of the Oregon economy has mitigated the effects of these measures; however, these conditions may not continue and future effects of these measures will depend on whether alternative revenue sources are obtained and, if so, the type and amount of such revenues. The adoption of these tax limitation measures may have an adverse effect on the general financial condition of cities, counties, school districts and other local governmental entities and may in some cases impair their ability to pay principal and interest on obligations. In addition, to the extent that the Legislature provides funds from its general fund to replace tax revenues lost by the public school system, this could have an adverse effect on the State's credit rating, particularly if alternative revenue sources are not obtained. Moreover, the tax limitation measures might contract the overall size of the Oregon municipal bond market and might have some adverse effect on the value of the Trust's portfolio.

     The Oregon Constitution reserves to the people of the State initiative and referendum powers pursuant to which measures designed to amend the State Constitution or enact legislation can be placed on the statewide general election ballot for consideration by the voters. Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for statewide general elections. From the 1988 elections through those of 1996, both the number of such petitions that qualified and the number of such petitions that were approved by the voters have increased, and there is no reason to expect that this pattern will change in the future.

     There is a relatively inactive market for municipal bonds of Oregon issuers other than the general obligations of the State itself and certain other limited segments of the market. Consequently, the market price of such other bonds may have a higher degree of volatility and it may be difficult to execute sales of blocks of such bonds. If the Trust were forced to sell a large volume of these bonds for any reason, such as redemptions of a large number of its shares, there is a risk that the large sale itself might adversely affect the value of the Trust's portfolio.

     Obligations of non-Oregon issuers are subject to general economic and other factors affecting those issuers.

                           TRUST MANAGEMENT

"How is the Trust managed?"

     Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management to U.S. Bank, National Association, the Sub-Adviser, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust, or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.

     The Sub-Adviser provides the Trust with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision including supervising continuously the investment program of the Trust and the composition of its portfolio; determining what securities will be purchased or sold by the Trust arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser's expense, for pricing of the Trust's portfolio daily.

     Under the Advisory and Administration Agreement, the Trust pays the Manager a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual management fee is payable at the annual rate of 0.40 of 1% of such net asset value.

Information about the Manager and the Sub-Adviser

     The Sub-Adviser is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company, headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates five bank and eleven trust companies with offices in 17 contiguous states from Illinois to Washington. USB also has various other subsidiaries engaged in financial services. At September 30, 1998, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $74 billion, consolidated deposits of $48.5 billion and shareholder equity of $5.9 billion.

     Mr. Edgar M. Potts, with the position of Fixed-Income Manager, is the officer of the Sub-Adviser who manages the Trust's portfolio. He served as such with the Trust's former adviser, Qualivest Capital Management, Inc. since the Trust's inception in 1986. He has been employed by the Sub-Adviser and its predecessors since 1977 and before that by U.S. Bank. He has more than 35 years of investment experience in those positions and in other financial institutions. He has a B.S. in economics from Georgetown University.

     Mr. Michael Hamilton is the backup portfolio manager. Mr. Hamilton has been employed by the parent company of the Sub-Adviser and its predecessors since 1989. He has been associated with the Trust since 1994, assisting in administration and credit analysis. Mr. Hamilton has managed municipal bond common trust funds, individual municipal bond portfolios, taxable portfolios and money market funds. He holds a B.A. from College of Idaho and an M.B.A from Western Washington University.

     The Trust's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and equity funds. As of October 31, 1998, these funds had aggregate assets of approximately $3.1 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy
B. Herrmann, directly, through a trust and through share ownership by his wife.

                       NET ASSET VALUE PER SHARE

     The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on market value, except that Oregon Obligations maturing in 60 days or less are generally valued at amortized cost. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                       PURCHASES AND REDEMPTIONS

"Are there alternate purchase plans?"

     The Trust provides individuals with alternate ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Oregon Obligations. You should choose the class that best suits your own circumstances and needs.

"Can I purchase shares of the Trust?"

     You can purchase shares of the Trust if you reside in Oregon or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states and the Trust can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.


     Also, if you do not reside in Oregon, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.

     On the date of this Prospectus, Class A and C Shares are available only in:

* Oregon * Arizona * California * Colorado * District of Columbia

*Florida * Hawaii * Idaho * Illinois Minnesota * Missouri *
Nevada * New Jersey * New York * Pennsylvania
* Texas * Washington

"How much money do I need to invest?"


Option I

*    Initially, $1,000.


* Subsequent any amount (for investments in shares of the same class)

Option II

* $50 or more if an Automatic Investment Program is established.*

* Subsequent investments in amount the amount you specify ($50 or more).

     ___________________________________
*    (See "Automatic Investment Program" in the Application.)
     You are not permitted to maintain both an Automatic
     Investment Program and an Automatic Withdrawal program simultaneously. (See page __ for information on Automatic
     Withdrawals.)


Your investment must be drawn in United States dollars on a United States commercial bank or savings bank, credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase the Trust's shares:

* through an investment broker or dealer or bank or financial intermediary which has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Trust's Agent, PFPC, Inc.

In either instance, all purchases of Class A Shares are subject to the applicable sales charge.

Opening an Account                Adding to An Account

* Make out a check for                * Make out a check for
the investment amount                 the investment amount
payable to                            payable to
"Tax-Free Trust of                    "Tax-Free Trust
Oregon"                                     of Oregon"

* Complete the Application            * Fill out the pre-printed
included  with the Prospectus,        stub attached
indicating the features               to the Trust's
you wish to authorize.                confirmations
                                      Or, supply the name(s)
                                      of account owner(s),
                                      the account number, and
                                      the name of the Trust


* Send your check and                 * Send your check and
completed application                  completed application
to your dealer or                     to your dealer or
to the Trust's                        to the Trust's
Agent, PFPC, Inc.                     Agent, PFPC, Inc.

     Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 to be made by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Trust's Agent must have your completed Application authorizing these features. If you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 day's written notice to shareholders.

                       REDEEMING YOUR INVESTMENT

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been accepted.

     There is no minimum period for investment in the Trust, except for shares recently purchased by check, Automatic or Telephone Investment as discussed below.

     If you own both Class A and C Shares and do not specify which Class you wish to redeem, we will redeem your Class A
Shares.

Certain shares are subject to a conditional deferred sales charge, or CDSC. These are:

     - Class C Shares held for less than 12 months (from the date of purchase). (See "Alternate Purchase Plans.")

     -     CDSC Class A Shares. (See "Purchases of $1 Million or
           More").

     Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, Delaware 19809

By telephone, call:

800-872-6735

By FAX, send
instructions to:

302-791-3055

For liquidity and convenience, the Trust offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

     You may request expedited redemption for any shares not issued in certificate form in two ways:

     1 By Telephone. The Agent will accept instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified or

     b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

     Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

     account name(s) and number

     name of the caller

     the social security number registered to the account

     personal identification


     Note: Check the accuracy of your confirmation statements immediately. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

     account name(s),

     account number,

     amount to be redeemed,

     any payment directions.

     To have redemption proceeds sent directly to a Financial Institution Account, you must complete the Expedited Redemption section of the Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

     The name(s) of the shareholder(s) on the Financial
     Institution account must be identical to those on the Trust's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready
     Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares.  Mail to the Trust's Agent: (1) blank
(unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions, and (3) a stock assignment form.

     To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

     We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

     We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

      member of a national securities exchange

      U.S. bank or trust company

      state-chartered savings bank

      federally chartered savings and loan association

      foreign bank having a U.S. correspondent bank; or

     participant in the Securities Transfer Association Medallion
     Program ("STAMP") Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature
     Program ("MSP")

     A notary public is not an acceptable signature guarantor.

Non-Certificate Shares.  You must use the Regular Redemption
Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Trust's Agent, which includes: Account name(s)

     Account number

     Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed

     Payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

     Signature(s) of the registered shareholder(s) and

     Signature guarantee(s), if required, as indicated above.

"When will I receive the proceeds of my redemption?"

     Redemption proceeds are normally sent on the next business day following acceptance of your redemption request. Except as described below, payments will normally be sent to your address of record within 7 days after acceptance of your redemption request.


Redemption      Method of Payment           Charges

Under $1,000          Check                 None

$1,000 or more        Check or, if and
                      as you requested on your
                      Application or Ready
                      Access Features form,
                      wired or transferred
                      through the Automated
                      Clearing House to your
                      Financial Institution Account.

Through a broker
/dealer               Check or wire, to your     None
                      broker/dealer.             However, your
                                                 broker/dealer may
                                                 charge a fee

     Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Trust may delay redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of, the portfolio securities to be unreasonable or impracticable, and
(iv) during such other periods as the SEC may permit.

The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities in conformity with SEC rules. This method would only be used if Trustees determine that partial or whole cash payments would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

Yes, but it is only available for Class A Shares.

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Trust having a net asset value of at least $5,000. Under the Plan:

* You will receive a monthly or quarterly check in a stated amount of not less than $50.

* All dividends and distributions must be reinvested in your account.

* Redemptions of shares to make payments will give rise to a gain or loss for tax purposes. See the Automatic Withdrawal
     Plan provisions on the Application included with this Prospectus and "Dividends and Distributions" below.

     Restrictions

     You may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. Purchases of additional shares concurrent with withdrawals are disadvantageous due to the payment of sales charges when purchases are made. While an occasional lump sum investment may be made, such investment should normally equal at least the lesser of three times the annual withdrawal or $5,000.

                       ALTERNATE PURCHASE PLANS

"How do the different arrangements for Class A Shares and Class C
Shares affect the cost of buying, holding and redeeming Shares, and what else should I know about the two classes?"

     In this Prospectus the Trust provides you with two alternative ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Oregon Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                      Class A Shares             Class C Shares
                "Front-Payment Shares"      "Level-Payment Shares"

Initial Sales         Class A Shares are         None. Class C
Charge                offered at net asset       Shares are offered
                      value plus a maximum       at net asset value
                      sales charge of 4%,        with no sales charge
                      paid at the time of        payable at the time
                      purchase. Thus,            of purchase.
                      your investment is
                      reduced by the
                      applicable sales
                      charge.

Contingent            None (except for           A maximum CDSC* of
Deferred Sales        certain purchase of        1% is imposed upon
Charge ("CDSC")       $1 Million or more)        the redemption of
                                                 Class C Shares held
                                                 for less than 12
                                                 months. No CDSC
                                                 applies to Class C
                                                 shares acquired
                                                 through the
                                                 reinvestment of
                                                 dividends

Distributions and     An asset retention         Level charge for
Service Fees          service fee of 0.15        distribution and
                      of 1% is imposed on        service fees for 6
                      the average annual         years after the date
                      net assets                 of purchase at the
                      represented by the         aggregate annual
                      Class A Shares.            rate of 1% of the
                                                 average net assets
                                                 represented by the
                                                 Class C Shares

Other Information     The initial sale           Class C Shares
                      charge is waived or        together with a pro-
                      reduced in some            rata portion of all
                      cases. Larger              Class C Shares
                      purchases qualify          acquired through
                      for lower sales            dividends and other
                      charges.                   distributions paid
                                                 in additional Class
                                                 C Shares,
                                                 automatically
                                                 convert to Class A
                                                 Shares after 6
                                                 years.


     Six years after the date of purchase, Class C Shares, including Class C Shares acquired in exchange for other Class C Shares under the Exchange Privilege are automatically converted to Class A Shares. (See "Exchange Privilege" in the Additional Statement.) If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC") at the rate of 1%, calculated on the net asset value of the redeemed Class C Shares at the time of purchase or of redemption, whichever is less. The amount of any CDSC will be paid to the Distributor. The CDSC does not apply to shares acquired through the reinvestment of dividends on Class C Shares or to any Class C Shares held for more than 12 months after purchase. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.


* This CDSC paid to the Distributor is calculated based on the lesser of the net asset value at the time of purchase or redemption. To determine whether a CDSC is payable on a redemption, we assume that the redemption is made on 1) any shares acquired as dividends or distributions, 2) any Class C Shares you have held for more than 12 months from the date of purchase and 3) the oldest Class C Shares on which a CDSC is payable. You will pay the lowest possible CDSC using this methodology.

Systematic Payroll Investments

     You can make systematic investments into either Class A or C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Trust. To participate in the Payroll Plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Trust requires that you complete the Application included in this Prospectus. Once your application is received by the Trust and a new account is opened, under the Payroll Plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Trust for purchase of shares at the then current offering price, which includes applicable sales charge. You will receive a confirmation from the Trust for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Factors to Consider in Choosing Classes of Shares

     Class A Shares or Class C shares are intended to be suitable for long-term investment. Over time, the cumulative total cost of the 1% annual service and distribution fees on the Class C Shares will equal or exceed the total cost of the initial 4% maximum initial sales charge and 0.15 of 1% annual fee payable for Class A Shares. The "Table of Expenses" shows the effect of Trust expenses for both classes if a hypothetical investment is held for 1, 3, 5, and 10 years. You should consider the total cost of an investment in Class A Shares as compared with a similar investment in Class C Shares if you expect to redeem your shares within a reasonably short time after purchase.

"What Price Will I Pay For the Trust's Shares?"

Class A Shares Offering Price         Class C Shares Offering Price

$   Net asset value per share         $   Net asset value per share
plus the applicable sales charge

     You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, considered received prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor [or Agent] before its [the Distributor's] close of business that day (normally 5:00 p.m. New York time) and still receive that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or,
(2) when the Distributor judges it is in the Trust's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred by a "single purchaser" of Class A Shares. A "single purchaser is:

     *     an individual;

     * an individual, together with her or her spouse, and/or any children under 21 years of age purchasing shares for their account;

     * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

     *     a tax-exempt organization as detailed in Section
           501(c)(3) or (13) of the Internal Revenue Code.

                          II               III
                      Sales Charge as       Sales Charge as
                      Percentage of         Approximate
      I               Public                Percentage of
Amount of Purchase    Offering Price        Amount Invested

Less than $25,000     4.00%                 4.17%
$25,000 but less
  than $50,000        3.75%                 3.90%
$50,000 but less
  than $100,000       3.50%                 3.63%
$100,000 but less
  than $250,000       3.25%                 3.36%
$250,000 but less
  than $500,000       3.00%                 3.09%
$500,000 but less
  than $1,000,000     2.50%                 2.56%

For purchases of $1 Million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00%
or $400 (Column II).        ($10,000 x .04 = $400)

The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase). ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 =
 .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class
A Shares issued under the following circumstances:

           (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

           (ii) all Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million; and

     See "Special Dealer Arrangements" for other circumstances under which Class A Shares are considered CDSC Class A Shares. CDSC Class A Shares do not include: (i)Class A Shares purchased without a sales charge as described under "General" below and
(ii)Class A Shares purchased in transactions of less than $1 million when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

Broker/Dealer Compensation -  Class A Shares

     Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

     You will pay 1% of the Redemption Value if you redeem within the first two years after purchase, and 0.50 of 1% of the Redemption Value if you redeem within the third or fourth year.

     This charge is based on the "Redemption Value" of your shares which is the lesser of: (i)the net asset value when you purchased the CDSC Class A Shares you are redeeming; or (ii) the net asset value at the time of your redemption.

     You will pay 1% of the Redemption Value if you redeem within the first two years after purchase, and 0.50 of 1% of the Redemption Value if you redeem within the third or fourth year.

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

     The Trust will treat all CDSC Class A Shares purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund running of the 48-month holding period for those exchanged shares will be suspended. (See "Exchange Privilege" in the Additional Statement.)

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase                          Amount Distributed  to
                                            Broker/Dealer as a %
                                            of Purchase Price

$1 millon but less than $2.5 million                   1%

$2.5 million but less than $5 million            0.50 of 1%

$5 million or more                               0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

     Right of Accumulation

     "Single Purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

     Letters of Intent

     "Single Purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen month period, Class A Shares of the Trust through a single selected dealer or the Distributor. Class A Shares of the Trust which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see Letter of Intent provisions of the Application.

     General

     Class A Shares may be purchased without a sales charge by:

     *     the Trust's Trustees and officers,
     * the directors, officers and certain employees, retired employees and representatives of the Manager, Sub-Adviser, Distributor, and their parents and/or affiliates,
     * selected dealers and brokers and their officers and employees,
     * certain persons connected with firms providing legal, advertising or public relations assistance,
     * certain family members of, and plans for the benefit of, the foregoing,
     * and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

      Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax counsel should be consulted.

      Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.


     The Trust permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

     A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer), which

     (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

     (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

   (iii) complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.

     At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

     Certain Investment Companies

     Class A Shares of the Trust may be purchased without sales charge (except as stated below under "Special Dealer Arrangements") from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

     To qualify, follow these special procedures:

     1. Send a completed Application (included with the Prospectus) and payment for the shares to be purchased directly to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017-
           2513. Do not send this material to the address indicated on the Application.

     2. Your completed Application must be accompanied by evidence satisfactory to the Distributor that you, as the prospective shareholder, have made a Qualified Redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased.

           Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

     3.    Complete and return to the Distributor a Transfer
           Request Form, which is available from the Distributor.

     The Trust reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

     Special Dealer Arrangements

     During certain periods determined by the Distributor, the Distributor (not the Trust) will pay to any dealer effecting a purchase of Class A Shares of the Trust from the proceeds of a redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds) the lesser of (i) 1% of such proceeds or (ii) the same amounts described under "Purchases of $1 Million or More" above on the same terms and conditions. Class A Shares of the Trust issued in such a transaction will be CDSC Class A Shares, subject to a special contingent deferred sales charge if redeemed during the four-year period after purchase as described under "Purchases of $1 Million or More" above. Whenever Special Dealer Arrangements are in effect the Prospectus will be supplemented.

"What are the Purchase, Service and Distribution charges for Class C Shares?"

*    No sales charge at time of purchase.

* Annual fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Trust represented by Class C shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

     Redemption of Class C Shares

* 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

* No CDSC applies if Class C Shares are held for 12 months after purchase.

* Shares acquired by reinvestment of dividends are not subject to any CDSC.

     Broker/Dealer Compensation - Class C Shares

     The Distributor will pay any broker/dealer executing a Class
C share purchase 1% of the sales price.

Additional Compensation for Broker/Dealers

     The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of share sold.

     The Distributor, not the Trust, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Trust receives from your payment will not be affected.

     Additional compensation may include full or partial payment for:
     *     advertising of the Trust's shares;
     * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or
     * other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

     Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Trust's shares. However, broker/dealers may not use sales of the Trust's shares to qualify for additional compensation to the extent such may be prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Trust effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

"What about confirmations and share certificates?"

     A statement will be mailed to you confirming each purchase of shares in the Trust. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

     You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Trust represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

     Share certificates will not be issued:

     *     for fractional Class A Shares;
     *     for full or fractional Class C Shares;
     * if you have selected Automatic Investment or Telephone Investment for Class A Shares (see "PURCHASES AND REDEMPTIONS" above); or
     * if you have selected Expedited Redemption (see "REDEEMING YOUR INVESTMENT" above). However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account.

General

     The Trust and the Distributor may reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

"Is there a Distribution Plan or a Service Plan?"

     The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

    (iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     Pursuant to the Plan, the Trust makes payments with respect to both Class A and C Shares to broker/dealers, or others selected by the Distributor, including any principal underwriter of the Trust, who have entered into written agreements with the Distributor or the Trust and (i) rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's shares or (ii) assisted in the servicing of shareholder accounts.

     For any fiscal year, these payments, made through the Distributor or Agent, may not exceed 0.15 of 1% for Class A
Shares and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class.

     For any class, these payments are made only from the assets allocable to that class. Whenever the Trust makes Class A Permitted Payments, the aggregate annual rate of the advisory fee and administration fee otherwise payable by the Trust will be reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.

Shareholder Service Plan for Class C Shares

     The Trust's Shareholder Services Plan authorizes it to pay a service fee to Qualified Recipients with respect to Class C Shares. For any fiscal year, such fees, paid through the Distributor or Agent, may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Additionally, payment shall be made only out of the Trust's assets represented by Class C Shares. "Qualified Recipients" means broker/dealers or others selected by the Distributor, including any principal underwriter of the Trust, who have entered into written agreements with the Distributor and who have agreed to provide personal services to Class C shareholders and/or maintain their accounts.

     Service Fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other Qualified Recipients.

                      DIVIDENDS AND DISTRIBUTIONS

"How are dividends and distributions paid?"

     The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration, including accretion of any original issue discount, less expenses paid or accrued. As this income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

           1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House, the Agent or paid by the Agent to a selected dealer; or

           2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month. On the Application, or by completing a Ready Access Features form, you may choose to have dividends deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

"How will the information I give the Trust affect payments to me?"

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

     Unless you request otherwise (by letter addressed to the Agent or by filing an appropriate application prior to a given ex-dividend date), dividends and distributions will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees.

     Your election to receive cash will continue in effect until the Agent receives written notification of a change.

     All shareholders, whether their dividends are received in cash or reinvested, will receive a monthly account summary indicating the current status of their investment.

                            TAX INFORMATION

     Net investment income includes income from Oregon Obligations in the portfolio which the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate "exempt-interest dividends" by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that, under certain circumstances, a small portion of dividends paid by the Trust will be subject to income taxes. During the Trust's fiscal year ended September 30, 1998, 98.98% of the Trust's dividends were exempt interest dividends. For the calendar year 1997, 1.0% of total dividends paid were taxable. The percentage of tax-exempt income from any particular dividend may differ from the percentage of the Trust's tax-exempt income during the dividend period.

     Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses.

     During its last fiscal year, the Trust qualified as a "regulated investment company" under the Code and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions.

     The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Trust might not meet one or more of these tests in any particular year. If the Trust fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends."

     The Trust intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders. "Exempt-interest dividends" derived from net income earned by the Trust on Oregon Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including "exempt-interest dividends" from the Trust) received or acquired during the year.

     The Trust will treat as ordinary income in the year received certain gains on Oregon Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses which the Trust distributes and so designates) are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed, but carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Trust's gains or losses on sales of Oregon Obligations will be deemed long- or short-term, depending upon the length of time the Trust holds these obligations.

     You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

     Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you or your spouse is receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if you receive exempt-interest dividends from the Trust.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

     Interest from all Oregon Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax. Whether or not that computation will result in a tax will depend on the entire content of the taxpayer's return. The Trust will not invest in the types of Oregon Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely. An adjustment required by the Code will tend to make it more likely that corporate shareholders will be subject to the alternative minimum tax. They should consult their tax advisers.

Tax Effects of Redemptions

     Normally, when you redeem shares of the Trust you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. For redemptions made after January 1, 1998, your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

     When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

"What should I know about Oregon taxes?"

     Individual shareholders of the Trust, resident in Oregon, will not be subject to Oregon personal income tax on distributions received from the Trust to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Oregon and its political subdivisions and authorities or on obligations issued by or under the authority of the governments of Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands, provided that the Trust complies with the requirement of the Code that at least 50% of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) thereof.

     Other distributions from the Trust, including all long-term and short-term capital gains, will generally not be exempt from Oregon income tax.

     Trust distributions are expected to be fully includable in income in determining the Oregon excise tax on corporations.

     Shares of the Trust will not be subject to the Oregon property tax.

     Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.


                       TAX-FREE TRUST OF OREGON
                         FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following table of Financial Highlights has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is included with the Trust's financial statements contained in its Annual Report, which are incorporated by reference into the Additional Statement. The information provided in the table should be read in conjunction with the financial statements and related notes. A copy of these financial statements can be obtained without charge by calling or writing the Shareholder Servicing Agent at the address and telephone numbers on the cover of the Prospectus.

                                   Class A(1)              Class C(2)
                            Year ended September 30,     Year      Year
                                                         Ended     Ended
                            1998    1997     1996      9/30/98    9/30/97
Net Asset Value, Beginning
  of Period ..............  $10.68   $10.49    $10.55    $10.67     $10.49

Income from Investment
  Operations:
  Net investment income ..   0.53     0.53      0.54      0.43       0.44
  Net gain (loss) on
    securities (both
    realized and
    unrealized) ..........   0.19     0.21     (0.05)     0.20       0.20

  Total from Investment
    Operations ...........   0.72     0.74      0.49      0.63       0.64

Less Distributions:
  Dividends from net
    investment income ....  (0.53)   (0.54)    (0.54)    (0.44)     (0.45)
  Distributions from
    capital gains ........  (0.01)   (0.01)    (0.01)    (0.01)     (0.01)

  Total Distributions ....  (0.54)   (0.55)    (0.55)    (0.45)     (0.46)

Net Asset Value, End of
  Period .................  $10.86   $10.68    $10.49    $10.85     $10.67

Total Return (not reflecting
  sales charge)(%) .......   6.90     7.21      4.76      6.00       6.20

Ratios/Supplemental Data
  Net Assets, End of Period
    (in thousands $)  .....  322,475  312,005   305,096   1,160       800

  Ratio of Expenses to
     Average Net
     Assets (%) ..........   0.71     0.73      0.73      1.56       1.58
  Ratio of Net Investment
    Income to Average Net
    Assets (%) ...........   4.83     5.01      5.15      3.98       4.14
Portfolio Turnover
  Rate (%) ...............    7        5        10        7          5

In addition, the Trust earns credits from its custodian for uninvested cash balances which are used to reduce certain expenses incurred. If the credits are taken into consideration, the expense ratios were as follows:

  Actual Expense Ratio
    after Considering
    Custodian Credits        0.69      0.72      0.72     1.54      1.57


        Class A(1)                          Class C(3)
    Year Ended September 30,                Period Ended 9/30/96

   1995      1994
   $10.20    $10.95                        $10.34
     0.55      0.56                          0.22
   (0.39)    (0.75)                          0.15
   (0.94)    (0.19)                          0.37
   (0.55)    (0.56)                        (0.22)
   (0.04)      -                              -
   (0.59)    (0.56)                        (0.22)
   $10.55    $10.20                        $10.49
     9.52    (1.77)                          3.61+
   310,554   316,317                       336
     0.73      0.70                          1.56*
     5.37      5.26                          4.17*
    13        11                            10+
     0.71      0.68                          1.56


(1) Designated as Class A Shares on April 5, 1996.

(2) New Class of Shares established on April 5, 1996.

(3) From April 5, 1996 through September 30, 1996.

+ Not annualized.

* Annualized.




Max Light Rail
[PICTURE]
Clackamas County School District
[PICTURE]
State of Oregon
[PICTURE]
Rogue Valley Hospital
[PICTURE]
City of Portland
[PICTURE]
Tax-Free Trust of Oregon
[LOGO]
Portland International Airport
[PICTURE]
City of Salem
[PICTURE]
Oregon Convention Center
[PICTURE]
Eugene Water & Electric Board
[PICTURE]
Reed College
[PICTURE]


     The Trust invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Oregon. Most of these securities are used to finance long-term municipal projects: examples are pictured above. The municipal obligations which financed these particular projects were included in the Trust's portfolio as of October 31, 1998 and together represented ***% of the Trust's portfolio. Since the portfolio is subject to change, the Trust may not necessarily own these specific securities at the time of the delivery of this Prospectus.

                     APPLICATION FOR TAX-FREE TRUST OF OREGON
                        FOR CLASS A OR CLASS C SHARES ONLY
                  PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                    PFPC Inc.,
                    400 Bellevue Parkway, Wilmington, DE 19809
                               Tel.# 1-800-872-6735

STEP 1
A. ACCOUNT REGISTRATION

___Individual  Use line 1
___Joint Account*  Use lines 1&2
___For a Minor  Use line 3
___For Trust, Corporation, Partnership or other Entity  Use line 4

* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered 1.______________________________________________________________________
    First Name   Middle Initial   Last Name   Social Security Number
2.______________________________________________________________________
    First Name   Middle Initial   Last Name   Social Security Number
3.______________________________________________________________________
    Custodian's First Name      Middle Initial          Last Name

Custodian for __________________________________________________________
                 Minor's First Name   Middle Initial   Last Name
Under the _____________UGTMA** _________________________________________
          Name of State        Minor's Social Security Number
4. _____________________________________________________________________
   _____________________________________________________________________
(Name of Corporation or organization. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
________________________________________________________________________
          Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________
  Street or PO Box                           City
_________________________________           (______)____________________
  State           Zip                         Daytime Phone Number

Occupation:________________________Employer:____________________________

Employer's Address:_____________________________________________________
                     Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

______________________________       ___________________________________
Dealer Name                           Branch Number
______________________________       ___________________________________
Street Address                        Rep. Number/Name
______________________________       (_________)________________________
  City        State    Zip            Area Code        Telephone


STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT

(Indicate Class of Shares)
__  Class A Shares (Front-Payment Class)
__  Class C Shares (Level-Payment Class)

Indicate Method of Payment (For either method, make check payment to TAX-FREE TRUST OF OREGON)

__ Initial Investment $____________ (Minimum $1,000)
__ Automatic Investment $___________ (Minimum $50)

For Automatic Investments of at least $50 per month, you must complete Step 3, Section A, Step 4, Sections A & B and attached a PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

IF NO SHARE CLASS IS MARKED, INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES.


B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be:___ Reinvested  ___Paid in cash*

Capital Gains Distributions are to be: ___ Reinvested ___ Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Tax-Free Trust of Oregon account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Trust toll-free at 1-800-872-6735. To establish this program, please complete Step 4, Sections A & B of this Application.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. LETTER OF INTENT

APPLICABLE TO CLASS A SHARES ONLY.
See Terms of Letter of Intent and Escrow at the end of this application
___ Yes ___ No

I/We intend to invest in Class A Shares of the Trust during the 13-month period from the date of my/our first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my/our present holdings of Trust shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

___  $25,000      ___  $50,000       ___ $100,000      ___ $250,000
___  $500,000


D. AUTOMATIC WITHDRAWAL PLAN

APPLICABLE TO CLASS A SHARES ONLY.
(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc. (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning________________.
                                     Minimum: $50             Month/Year
           Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial Institution name, address and your account number.
_______________________________     ______________________________________
 First Name Middle Initial Last Name   Financial Institution Name
_______________________________     ______________________________________
 Street                              Financial Institution Street Address
_______________________________     ______________________________________
 City     State     Zip              City     State     Zip
                                      ____________________________________
                                      Financial Institution Account Number


E. TELEPHONE EXCHANGE

(Check appropriate box)
___ Yes ___ No
This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.


F. EXPEDITED REDEMPTION

(Check appropriate box)
___ Yes ___ No
The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The
Financial Institution account must be in the same name(s) as this Trust account is registered.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________   ____________________________________
 Account Registration            Financial Institution Account Number
_______________________________   ____________________________________
 Financial Institution Name      Financial Institution Transit/Routing
                                                                Number
_______________________________   ____________________________________
 Street                            City     State     Zip



STEP 4 Section A

DEPOSITOR'S AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc. and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number ____________________________________

Name and Address where my/our account is maintained

Name of Financial Institution____________________________________________

Street Address___________________________________________________________

City__________________________________________State ________ Zip ________
Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________  __________________
          (Signature)                                    (Date)

______________________________________________
        (Please Print)

X_____________________________________________  __________________
          (Signature)                                    (Date)


                             INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4 Section B

SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Trust and has received and read a current Prospectus of the Trust and agrees to its terms.

- I/We authorize the Trust and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Trust and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Trust account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Trust and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Trust account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Trust, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Trust, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________     _________
 Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
 Corporate Officer, Partner,    Title                               Date
 Trustee, etc.

* For Trusts, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Trust's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Trust or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Trust reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access features form which may be obtained from Aquila Distributors at 1-800-872-6734 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account.
  The new Financial Institution change is effective in 15 days after this form is received in good order by the Trust's Agent.


TERMS OF LETTER OF INTENT AND ESCROW

      By checking Box 3c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

      The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.

      The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.

      The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.

      The escrow shall operate as follows:

1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent (computed to the nearest full share) shall be held in escrow in shares of the Trust by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

4. By checking Box 3c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Trust.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Trust at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Trust. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously
   making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Back Cover

      This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust dated February 1, 1999, (the "Additional Statement") has been filed with the Securities and Exchange Commission. The Additional Statement contains information about the Trust and its management not included in this Prospectus. The Additional Statement is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the Additional Statement are all material facts about the Trust available to you.

      You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the Additional Statement and the Trust's annual and semi-annual reports without charge, upon request.

     Call the Trust's Shareholder Servicing Agent at

                      800-XXX-XXXX toll-free for

     The Additional Statement
     The Trust's annual report
     The Trust's semi-annual report
     Other information about the Trust
     To make shareholder inquiries.

or you can write to:

                PFPC. Inc.
                400 Bellevue Parkway
                Wilmington, DE 19809

For General Inquiries & Yield Information, call 800-872-6734 toll free or 212-697-6666

     In addition, you can review and copy information about the Trust (including the Additional Statement) at the Public Reference Room of the SEC in Washington, D.C. You can get information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. You can get other information about the Trust at the SEC's Internet site at http://www.sec.gov. You can get copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The file number under which the Trust is registered with the SEC under the
Investment Company Act of 1940 is 811-4626.

This Prospectus Should Be Read and Retained For Future Reference

                       Tax-Free Trust of Oregon
                    380 Madison Avenue, Suite 2300
                       New York, New York 10017
                      800-USA-OREG (800-872-6734)
                             212-697-6666
                                                             Prospectus

February 1, 1999
Class Y Shares
Class I Shares



Tax-Free Trust of Oregon is a mutual fund that seeks to provide you as high a level of current income exempt from Oregon and Federal income taxes as is consistent with preservation of capital. The Trust invests primarily in municipal obligations which pay interest exempt from Oregon state and federal income taxes that are rated within the four highest credit ratings (considered as investment grade) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, are determined to be of comparable quality by the Trust's Sub-Adviser, U.S. Bank National Association, a subsidiary of U.S. Bancorp.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THE TRUST'S SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

THE TRUST'S OBJECTIVE, INVESTMENT STRATEGIES AND MAIN RISKS

"What is the Trust's objective?"

     The Trust's objective is to provide you as high a level of current income exempt from Oregon and Federal income taxes as is consistent with preservation of capital.

"What does the Trust invest in?"

     The Trust invests in tax-free municipal obligations which pay interest exempt from Oregon state and federal income taxes. In general, all or almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. At the time of purchase, an obligation must be considered "investment grade." This means that it must either

* be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's
     Corporation, or,

* if unrated, be determined to be of comparable quality by the Trust's Sub-Adviser, U.S. Bank National Association.

"Is the Trust right for me?"

     The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Oregon State and regular federal income taxes. Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Trust does not sell the shares of either class directly to retail customers.

"What are the main risks of investing in the Trust?"

     There are two types of risk associated with any fixed income debt securities such as Oregon Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Oregon Obligations, will normally decline and if interest rates fall, the value of debt securities, including Oregon Obligations, will normally increase. All fixed-rate debt securities, even the most highly rated Oregon Obligations, are subject to interest rate risk. Oregon Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity. The Trust's assets, being primarily or entirely Oregon issues, are subject to economic and other conditions affecting Oregon.

     Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

     MARKET FLUCTUATIONS The market prices of the Trust's portfolio securities fluctuate in relation to changes in prevailing interest rates, and may be subject to other market, credit and economic factors as well. Accordingly, the proceeds of redemptions may be more or less than your original cost, and loss of money is a risk of investing in the Trust.


     LESS DIVERSIFICATION The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

     MEDIUM QUALITY SECURITIES Rating agencies consider municipal obligations rated in the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics and may in fact have speculative characteristics as well. Therefore, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

     NO BANK CREDIT SUPPORT Shares of the Trust are not deposits in, obligations of or guaranteed or endorsed by Bank One Corporation or its bank or non-bank affiliates or by any other bank. Shares of the Trust are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or government sponsored agency of the Federal government or any state.

     YEAR 2000 Like other financial and business organizations, the Trust could be adversely affected if computer systems the Trust relies on do not properly process date-related information and data involving the year 2000 and after. The Manager is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that steps are being taken by the other major service providers to the Trust to achieve comparable results. The three mission critical vendors -- the shareholder servicing agent, the custodian and the fund accounting agent -- as well as other support organizations, have advised the Manager that they are actively working on necessary changes. Certain vendors have advised the Manager that they are currently compliant. The mission critical vendors have advised the Manager that they have compliance goals of December 31, 1998. The Manager has also requested the Trust's portfolio manager to attempt to evaluate the potential impact of this problem on the issuers of securities in which the Trust invests. At this time there can be no assurance that the target dates will be met or that these steps will be sufficient to avoid any adverse impact on the Trust.

                       TAX-FREE TRUST OF OREGON
                    FEES AND EXPENSES OF THE TRUST
This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust. No Class I Shares are currently outstanding.


Shareholder Fees
(fees paid directly from your investment)

                                            Class I         Class Y
                                            Shares          Shares
Maximum Sales Charge (Load)
Imposed on Purchases.........................None           None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load).........None           None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends
  (as a percentage of offering price)........None           None
Redemption Fees..............................None           None
Exchange Fees................................None           None


Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)


Management Fees .............................0.40%          0.40%
12b-1 Fee ...................................0.10%(1)       None
All Other Expenses (2).......................0.34%          0.16%
Total Annual Trust Operating Expenses (2)....0.84%          0.56%

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year     3 years    5 years     10 years
Class I Shares..........    $86        $268       $466       $1,037
Class Y Shares...........$57           $179       $313       $701



(1) Current rate; up to 0.25% can be authorized. (See
"Distribution Plan").

(2) Does not reflect a 0.02% offset in Trust expenses received for uninvested cash balances. Reflecting this offset, all other expenses and total annual Trust operating expenses were 0.32% and 0.82%, respectively, for Class I Shares; for Class Y Shares, these expenses were 0.14% and 0.54%, respectively. Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.09%; Class Y Shares bear only the common charges of 0.09% and an allocation for transfer agent services of 0.07%

                       TAX-FREE TRUST OF OREGON
              RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Trust of Oregon+ by showing changes in the Trust's performance from year to year since inception and by showing how the Trust's average annual returns for one, five and ten years compare to a broad measure of market performance. How the Trust has performed in the past is not necessarily an indication of how the Trust will perform in the future.

[Bar Chart]
Annual Total Returns
1996-1998

8%        7.50
          XXXX
6%  6.22% XXXX
    XXXX  XXXX  4.80%(1)
4%  XXXX  XXXX  XXXX
    XXXX  XXXX  XXXX
2%  XXXX  XXXX  XXXX
    XXXX  XXXX  XXXX
0%  XXXX  XXXX  XXXX
    1996  1997  1998
     Calendar Years

(1) Please Note: 1998 return is currently through 10/31/98. Will be updated after 12/31/98.

+ Refers to Class Y Shares unless otherwise indicated.

During the period shown in the bar chart, the highest return for a quarter was 2.58% (quarter ended March 31, 1997) and the lowest return for a quarter was 0.16% (quarter ended March 31, 1997).



                      Average Annual Total Return

                                       Since
For the Period Ended        1-Year     inception
December 31, 1998
Tax-Free Trust of Oregon
Class Y Shares              6.55%(1)  7.23%*(1)

Tax-Free Trust of Oregon
Class I Shares   **           N/A    N/A

Lehman Brothers
Municipal Bond Index *** 7.10%      7.50%

(1) Please Note: All returns are currently through 10/31/98.
Will be updated after 12/31/98.

*From commencement of class on April 5, 1996.

**Commencement of Class I Shares was on January 31, 1998.To date no Class I Shares have been sold.

***The Lehman Brothers municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade long-term municipal securities of issuers throughout the United States. At September 30, 1998, there were approximately 46,000 securities in the Index.

Oregon Obligations

     Oregon Obligations are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Oregon income taxes. They include obligations of Oregon issuers and certain non-Oregon issuers, of any maturity. The interest paid on certain types of Oregon Obligations may be subject to the Federal alternative minimum tax ("AMT"). At least 80% of the Trust's net assets must be invested in Oregon Obligations whose interest is not subject to AMT.

     Interest on non-Oregon bonds or other obligations issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands is currently exempt from regular Federal and Oregon income taxes.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

     *     refunding outstanding obligations,
     *     obtaining funds for general operating expenses,
     * obtaining funds for loans to other public institutions and facilities, and
     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment,
     * project notes, which sometimes carry a U.S. government guarantee,
     *     tax, revenue or bond anticipation notes,
     *     construction loan notes, and
     *     floating and variable rate demand notes.

"What factors may affect the value of the Trust's investments and their yields?"

     The value of Oregon Obligations will fluctuate with changes in interest rates. Their value will normally decrease if interest rates increase, and will normally increase if interest rates decrease.

     Changes in value and yield based on current interest rates may have different effects on short-term and long-term Oregon Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes this desirable. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

     Market, credit, and other economic factors may also effect the value of Oregon Obligations.

"What are the main risk factors and special considerations regarding investment in Oregon Obligations?"

     The following is a discussion of the general factors that might influence the ability of Oregon issuers to repay principal and interest when due on Oregon Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     Oregon's economy is substantially diversified among many industries. The lumber and forest products industry, an industry highly susceptible to recessionary cycles, has long been a significant component of the State's economy. However, a political environment supporting the reduction of logging on public lands has taken its toll on this industry and the pursuit of protection for the spotted owl and wild salmon runs have severely curtailed logging in certain areas.

     As employment in the lumber and forest products industries has declined, other industries have been picking up the slack. 1994 saw many manufacturing plants lured to the State. The ultimate decision of whether to locate in the State depends on a company's ability to secure property tax breaks from the county in which its plant will be located. A relatively new State property tax exemption program grants counties the right to offer property tax breaks for new plants costing more than $100 million to build. The principal sources of State tax revenues are the personal income and corporate income taxes; Oregon does not have a sales tax. Recent attempts to institute a sales tax have been unsuccessful. A recent attempt to introduce a "transaction tax" was unsuccessful. As a result, State tax revenues are particularly sensitive to economic recessions.

     In addition to general obligation bonds, the State and its political subdivisions issue revenue obligations payable from specific projects or sources, including lease rentals. There can be no assurance that a material downturn in the State's economy, with the resulting impact on the financial strength of State and local entities, will not adversely affect the ability of obligors of the obligations held in the Trust's portfolio to make the required payments on these obligations, and consequently, the market value of such obligations.

     Additionally, certain municipal securities held by the Trust may rely in whole or in part for repayment on ad valorem property taxes. There are limits under Oregon State law on the issuance of bonds supported by such taxes. In recent years several voter initiatives have also amended the State Constitution to "freeze" or roll back such taxes.

     At the date of the Prospectus, it is difficult to assess fully the impact of the tax limitation measures, in part, because they are relatively recent and are continuing to be phased in over time. Many provisions of these measures are ambiguous and implementation of certain key provisions is left to the Legislature. In addition, the recent health of the Oregon economy has mitigated the effects of these measures; however, these conditions may not continue and future effects of these measures will depend on whether alternative revenue sources are obtained and, if so, the type and amount of such revenues. The adoption of these tax limitation measures may have an adverse effect on the general financial condition of cities, counties, school districts and other local governmental entities and may in some cases impair their ability to pay principal and interest on obligations. In addition, to the extent that the Legislature provides funds from its general fund to replace tax revenues lost by the public school system, this could have an adverse effect on the State's credit rating, particularly if alternative revenue sources are not obtained. Moreover, the tax limitation measures might contract the overall size of the Oregon municipal bond market and might have some adverse effect on the value of the Trust's portfolio.

     The Oregon Constitution reserves to the people of the State initiative and referendum powers pursuant to which measures designed to amend the State Constitution or enact legislation can be placed on the statewide general election ballot for consideration by the voters. Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for statewide general elections. From the 1988 elections through those of 1996, both the number of such petitions that qualified and the number of such petitions that were approved by the voters have increased, and there is no reason to expect that this pattern will change in the future.

     There is a relatively inactive market for municipal bonds of Oregon issuers other than the general obligations of the State itself and certain other limited segments of the market. Consequently, the market price of such other bonds may have a higher degree of volatility and it may be difficult to execute sales of blocks of such bonds. If the Trust were forced to sell a large volume of these bonds for any reason, such as redemptions of a large number of its shares, there is a risk that the large sale itself might adversely affect the value of the Trust's portfolio.

     Obligations of non-Oregon issuers are subject to general economic and other factors affecting those issuers.

                           TRUST MANAGEMENT

"How is the Trust managed?"

     Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management to U.S. National Bank, National Association, the Sub-Adviser, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust, or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.

     The Sub-Adviser provides the Trust with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision including supervising continuously the investment program of the Trust and the composition of its portfolio; determining what securities will be purchased or sold by the Trust arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser's expense, for pricing of the Trust's portfolio daily.

     Under the Advisory and Administration Agreement, the Trust pays the Manager a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual management fee is payable at the annual rate of 0.40 of 1% of such net asset value.

Information about the Manager and the Sub-Adviser

     The Sub-Adviser is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company, headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates five bank and eleven trust companies with offices in 17 contiguous states from Illinois to Washington. USB also has various other subsidiaries engaged in financial services. At September 30, 1998, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $74 billion, consolidated deposits of $48.5 billion and shareholder equity of $5.9 billion.

     Mr. Edgar M. Potts, with the position of Fixed-Income Manager, is the officer of the Sub-Adviser who manages the Trust's portfolio. He served as such with the Trust's former adviser, Qualivest Capital Management, Inc. since the Trust's inception in 1986. He has been employed by the Sub-Adviser and its predecessors since 1977 and before that by U.S. Bank. He has more than 35 years of investment experience in those positions and in other financial institutions. He has a B.S. in economics from Georgetown University.

     Mr. Michael Hamilton is the backup portfolio manager. Mr. Hamilton has been employed by the parent company of the Sub-Adviser and its predecessors since 1989. He has been associated with the Trust since 1994, assisting in administration and credit analysis. Mr. Hamilton has managed municipal bond common trust funds, individual municipal bond portfolios, taxable portfolios and money market funds. He holds a B.A. from College of Idaho and an M.B.A from Western Washington University.

     The Trust's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and equity funds. As of October 31, 1998, these funds had aggregate assets of approximately $3.1 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy
B. Herrmann, directly, through a trust and through share ownership by his wife.

                       NET ASSET VALUE PER SHARE

     The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on market value, except that Oregon Obligations maturing in 60 days or less are generally valued at amortized cost. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                       PURCHASES AND REDEMPTIONS

"Are there alternate purchase plans?"

     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Oregon
Obligations.

"Can I purchase shares of the Trust?"

     You can purchase shares of the Trust if you reside in Oregon or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states and the Trust can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

     Also, if you do not reside in Oregon, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.

     On the date of this Prospectus, Class Y Shares are available only in:

*Oregon * California * Colorado * Connecticut * District of
Columbia *Florida * Hawaii * Idaho * Illinois * Missouri * Nevada
* New Jersey * New York * Pennsylvania

     Class I Shares are available only in:

* Oregon * District of Columbia * Missouri * New Jersey * New
York

"How Much Money Do I Need to Invest?"

For Class Y Shares:

     $1,000. Subsequent investments can be in any amount.

Class I Shares:

     Financial intermediaries can set their own requirements for initial and subsequent investments.

     Your investment must be drawn in United States dollars on a United States commercial bank or savings bank, credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase Class Y Shares:

* through an investment broker or dealer or bank or financial intermediary which has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Trust's Agent, PFPC, Inc.

You may purchase Class I Shares only through a financial intermediary.

Opening a Class Y Shares Account Adding to a Class Y Shares
Account

* Make out a check for                * Make out a check for
the investment amount                 the investment amount
payable to                            payable to
"Tax-Free Trust of                    "Tax-Free Trust
Oregon"                               of Oregon"

* Complete the Application            * Fill out the pre-printed
included with the Prospectus,         stub attached
indicating the features               to the Trust's
you wish to authorize.                confirmations
                                      Or, supply the name(s)
                                      of account owner(s),
                                      the account number, and
                                      the name of the Trust

* Send your check and                       * Send your check and
completed application                 completed application
to your dealer or                     to your dealer or
to the Trust's                        to the Trust's
Agent, PFPC, Inc.                     Agent, PFPC, Inc.



"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 to be made by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Trust's Agent must have your completed Application authorizing these features. If you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 day's written notice to shareholders.

                       REDEEMING YOUR INVESTMENT

Redeeming Class Y Shares

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been accepted.

     There is no minimum period for investment in the Trust, except for shares recently purchased by check, Automatic or Telephone Investment as discussed below.

     A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway

Wilmington, Delaware 19809

By telephone, call:

800-872-6735

By FAX, send
instructions to:

302-791-3055

For liquidity and convenience, the Trust offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

     1. By Telephone. The Agent will accept instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified or

     b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                         Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

     account name(s) and number

     name of the caller

     the social security number registered to the account

     personal identification


     Note: Check the accuracy of your confirmation statements immediately. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

     account name(s),

     account number,

     amount to be redeemed,

     any payment directions.

     To have redemption proceeds sent directly to a Financial Institution Account, you must complete the Expedited Redemption section of the Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Trust's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access
Features Form.

Regular Redemption Method

     To redeem by the regular redemption method, send a letter of instruction to the Trust's Agent, which includes:

     Account name(s)

     Account number

     Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed

     Payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

     Signature(s) of the registered shareholder(s) and

     Signature guarantee(s), if required, as indicated below.To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

     We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

      member of a national securities exchange

      U.S. bank or trust company

      state-chartered savings bank

      federally chartered savings and loan association

      foreign bank having a U.S. correspondent bank; or

     participant in the Securities Transfer Association Medallion
     Program ("STAMP") Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature
     Program ("MSP")

     A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

     You may redeem all or any part of your Class I Shares at the net asset value next determined after acceptance of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Trust. The Trust does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

Redemption proceeds for Class Y Shares are normally sent on the next business day following acceptance of your redemption request. Except as described below, payments will normally be sent to your address of record within 7 days after acceptance of your redemption request.

Redemption            Method of Payment          Charges

Under $1,000          Check                      None
$1,000 or more        Check or, if and           None
                      as you requested
                      on your Application
                      or Ready Access Features
                      form, wired or
                      transferred through
                      the Automated Clearing
                      House to your Financial
                      Institution Account.

Through a broker/
dealer                Check or wire, to your broker    None.However
                      /dealer.                         your
                                                       broker/dealer
                                                       may charge a
                                                       fee.

     Although the Trust does not currently intend to, it can impose up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     Redemption payments for Class I Shares are made to financial intermediaries.

     The Trust may delay redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

     The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic
Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities in conformity with SEC rules. This method would only be used if Trustees determine that partial or whole cash payments would be detrimental to the best interests of the remaining shareholders.

Automatic Withdrawal Plan

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Trust having a net asset value of at least $5,000. Under the Plan:

* You will receive a monthly or quarterly check in a stated amount of not less than $50.
* All dividends and distributions must be reinvested in your account.
* Redemptions of shares to make payments will give rise to a gain or loss for tax purposes. See the Automatic Withdrawal Plan provisions on the Application included with this Prospectus and "Dividends and Distributions" below.

     Restrictions

     You may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. Purchases of additional shares concurrent with withdrawals are disadvantageous due to the payment of sales charges when purchases are made. While an occasional lump sum investment may be made, such investment should normally equal at least the lesser of three times the annual withdrawal or $5,000.


                      ALTERNATIVE PURCHASE PLANS

Distribution Arrangements

     In this Prospectus the Trust provides you with two alternative ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Oregon Obligations.

                      Class Y Shares             Class I Shares
                "Institutional Class"       "Financial Intermediary
                                                 Class"

Initial Sales         None                       None. Financial
Charge                                           Intermediaries may
                                                 charge a fee for
                                                 purchase of shares.

Contingent            None                       None
Deferred Sales
Charge ("CDSC")

Distributions and     None                        Distribution fee of
Service Fees                                     up to 0.25 of 1% of
                                                 average annual net
                                                 assets allocable to
                                                 Class I Shares,
                                                 currently 0.10 of 1%
                                                 of such net assets,
                                                 and a services fee
                                                 of 0.25 of 1% of
                                                 such assets.


"What Price Will I Pay For the Trust's Shares?"

     The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, considered received prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor [or Agent] before its [the Distributor's] close of business that day (normally 5:00 p.m. New York time) and still receive that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or,
(2) when the Distributor judges it is in the Trust's best interest to do so.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.

"What about confirmations and share certificates?"

     A statement will be mailed to you confirming each purchase of Class Y Shares in the Trust. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Purchases of Class I Shares will be confirmed by financial intermediaries. The Trust will not issue certificates for Class Y Shares or Class I Shares.

General

     The Trust and the Distributor may reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

"Is there a Distribution Plan or a Service Plan?"

     The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

    (iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     Pursuant to the Plan, the Trust makes payments with respect to Class I Shares to broker/dealers, or others selected by the Distributor, including any principal underwriter of the Trust, who have entered into written agreements with the Distributor or the Trust and (i) rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's shares or (ii) assisted in the servicing of shareholder accounts. No payments are made with respect to assets represented by Class Y Shares.

     For any fiscal year, payments with respect to Class I Shares through the Distributor or Agent, are made at a rate set from time to time by the Board of Trustees (currently 0.10 of 1%) but not more than 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Trust. Such payments can be made only out of the Trust's assets allocable to the Class I Shares.

Shareholder Service Plan for Class I Shares

     The Trust's Shareholder Services Plan authorizes it to pay a service fee to Qualified Recipients with respect to Class I Shares. For any fiscal year, such fees, paid through the Distributor or Agent, may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Additionally, payment shall be made only out of the Trust's assets represented by Class I Shares. "Qualified Recipients" means broker/dealers or others selected by the Distributor, including any principal underwriter of the Trust, who have entered into written agreements with the Distributor and who have agreed to provide personal services to Class I shareholders and/or maintain their accounts.

                      DIVIDENDS AND DISTRIBUTIONS

"How are dividends and distributions paid?"

     The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration, including accretion of any original issue discount, less expenses paid or accrued. As this income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

           1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House, the Agent or paid by the Agent to a selected dealer; or

           2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month. On the Application, or by completing a Ready Access Features form, holders of Class Y Shares may choose to have dividends deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House. All arrangements for the payment of dividends with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

"How will the information I give the Trust affect payments to me?"

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

     Unless you request otherwise (by letter addressed to the Agent or by filing an appropriate application prior to a given ex-dividend date), dividends and distributions will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees.

     Your election to receive cash will continue in effect until the Agent receives written notification of a change.

     All shareholders, whether their dividends are received in cash or reinvested, will receive a monthly account summary indicating the current status of their investment.

                            TAX INFORMATION

     Net investment income includes income from Oregon Obligations in the portfolio which the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate "exempt-interest dividends" by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that, under certain circumstances, a small portion of dividends paid by the Trust will be subject to income taxes. During the Trust's fiscal year ended September 30, 1998, 98.98% of the Trust's dividends were exempt interest dividends. For the calendar year 1997, 1.0% of total dividends paid were taxable. The percentage of tax-exempt income from any particular dividend may differ from the percentage of the Trust's tax-exempt income during the dividend period.

     Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses.

     During its last fiscal year, the Trust qualified as a "regulated investment company" under the Code and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions.

     The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Trust might not meet one or more of these tests in any particular year. If the Trust fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends."

     The Trust intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders. "Exempt-interest dividends" derived from net income earned by the Trust on Oregon Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including "exempt-interest dividends" from the Trust) received or acquired during the year.

     The Trust will treat as ordinary income in the year received certain gains on Oregon Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses which the Trust distributes and so designates) are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed, but carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Trust's gains or losses on sales of Oregon Obligations will be deemed long- or short-term, depending upon the length of time the Trust holds these obligations.

     You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

     Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you or your spouse is receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if you receive exempt-interest dividends from the Trust.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

     Interest from all Oregon Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax. Whether or not that computation will result in a tax will depend on the entire content of the taxpayer's return. The Trust will not invest in the types of Oregon Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely. An adjustment required by the Code will tend to make it more likely that corporate shareholders will be subject to the alternative minimum tax. They should consult their tax advisers.

Tax Effects of Redemptions

     Normally, when you redeem shares of the Trust you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. For redemptions made after January 1, 1998, your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

"What should I know about Oregon taxes?"

     Individual shareholders of the Trust, resident in Oregon, will not be subject to Oregon personal income tax on distributions received from the Trust to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Oregon and its political subdivisions and authorities or on obligations issued by or under the authority of the governments of Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands, provided that the Trust complies with the requirement of the Code that at least 50% of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) thereof.

     Other distributions from the Trust, including all long-term and short-term capital gains, will generally not be exempt from Oregon income tax.

     Trust distributions are expected to be fully includable in income in determining the Oregon excise tax on corporations.

     Shares of the Trust will not be subject to the Oregon property tax.

     Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.


The table shown below for Class A Shares is for information purposes only. Class A Shares are not offered by this Prospectus.
No historical information exists for Class I Shares, which were established on January 31, 1998.


                       TAX-FREE TRUST OF OREGON
                         FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following table of Financial Highlights has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is included with the Trust's financial statements contained in its Annual Report, which are incorporated by reference into the Additional Statement. The information provided in the table should be read in conjunction with the financial statements and related notes. A copy of these financial statements can be obtained without charge by calling or writing the Shareholder Servicing Agent at the address and telephone numbers on the cover of the Prospectus.

                                   Class A(1)              Class Y(2)
                            Year ended September 30,     Year      Year
                                                         Ended     Ended
                            1998    1997     1996      9/30/98    9/30/97
Net Asset Value, Beginning
  of Period ..............  $10.68   $10.49    $10.55    $10.68     $10.49

Income from Investment
  Operations:
  Net investment income ..   0.53     0.53      0.54      0.54       0.54
  Net gain (loss) on
    securities (both
    realized and
    unrealized) ..........   0.19     0.21     (0.05)     0.19       0.21

  Total from Investment
    Operations ...........   0.72     0.74      0.49      0.73       0.75

Less Distributions:
  Dividends from net
    investment income ....  (0.53)   (0.54)    (0.54)    (0.55)     (0.55)
  Distributions from
    capital gains ........  (0.01)   (0.01)    (0.01)    (0.01)     (0.01)

  Total Distributions ....  (0.54)   (0.55)    (0.55)    (0.56)     (0.56)

Net Asset Value, End of
  Period .................  $10.86   $10.68    $10.49    $10.85     $10.68

Total Return (not reflecting
  sales charge)(%) .......   6.90     7.21      4.76      6.96       7.37

Ratios/Supplemental Data
  Net Assets, End of Period
    (in thousands $)  .....  322,475  312,005   305,096  10,665     4,031

  Ratio of Expenses to
     Average Net
     Assets (%) ..........   0.71     0.73      0.73      0.55       0.58
  Ratio of Net Investment
    Income to Average Net
    Assets (%) ...........   4.83     5.01      5.15      4.95       5.21
Portfolio Turnover
  Rate (%) ...............    7        5        10        7          5

In addition, the Trust earns credits from its custodian for uninvested cash balances which are used to reduce certain expenses incurred. If the credits are taken into consideration, the expense ratios were as follows:

  Actual Expense Ratio
    after Considering
    Custodian Credits        0.69      0.72      0.72     0.53      0.57



        Class A(1)                          Class Y(2)
    Year Ended September 30,                Period Ended 9/30/96

   1995      1994
   $10.20    $10.95                        $10.34
    0.55      0.56                           0.27
   (0.39)    (0.75)                          0.15
   (0.94)    (0.19)                          0.42
   (0.55)    (0.56)                         (0.27)
   (0.04)      -                              -
   (0.59)    (0.56)                         (0.27)
   $10.55    $10.20                         $10.49
     9.52    (1.77)                          4.14+
   310,554   316,317                       242
     0.73      0.70                          0.58*
     5.37      5.26                          5.35*
    13        11                            10
     0.71      0.68                          0.57*


(1) Designated as Class A Shares on April 5, 1996.

(2) New Class of Shares established on April 5, 1996.

(3) From April 5, 1996 through September 30, 1996.

+ Not annualized.

* Annualized.

                     APPLICATION FOR TAX-FREE TRUST OF OREGON
                            FOR CLASS I & Y SHARES ONLY
                  PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                    PFPC Inc.,
                    400 Bellevue Parkway, Wilmington, DE 19809
                               Tel.# 1-800-872-6735

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
___For a Minor   Use line 3
___For Trust, Corporation, Partnership or other Entity   Use line 4

* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered 1.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.______________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for __________________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** ___________________________________________
         Name of State       Minor's Social Security Number
4. _____________________________________________________________________
   _____________________________________________________________________
(Name of Corporation or Organization. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
________________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________
  Street or PO Box                           City
_________________________________        (______)_______________________
  State           Zip                        Daytime Phone Number

Occupation:________________________Employer:____________________________

Employer's Address:_____________________________________________________
                   Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

______________________________      ____________________________________
Dealer Name                           Branch Number
______________________________      ____________________________________
Street Address                        Rep. Number/Name
______________________________      (_________)_________________________
  City          State    Zip         Area Code        Telephone


STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT

Make check payment to TAX-FREE TRUST OF OREGON

__ Initial Investment $______________ (Minimum $1,000)

(Indicate Class of Shares)
__  Class I Shares
__  Class Y Shares

B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be: ___ Reinvested  ___ Paid in cash*

Capital Gains Distributions are to be: ___ Reinvested  ___ Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Tax-Free Trust of Oregon account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Trust toll-free at 1-800-872-6735. To establish this program, please complete Step 4, Sections A & B of this Application.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. AUTOMATIC WITHDRAWAL PLAN

(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc. (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning______________
                                   Minimum: $50             Month/Year
         Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
Institution name, address and your account number.

________________________________________     ___________________________
First Name   Middle Initial   Last Name      Financial Institution Name
_______________________________     ____________________________________
Street                              Financial Institution Street Address
_______________________________     ____________________________________
City              State    Zip      City                  State     Zip

                                    ____________________________________
                                    Financial Institution Account Number


D. TELEPHONE EXCHANGE
(Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.


E. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The
Financial Institution account must be in the same name(s) as this Trust account is registered.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________   _____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   _____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                 Number
_______________________________   _____________________________________
  Street                            City                State     Zip


STEP 4 Section A
DEPOSITOR'S AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number __________________________________

Name and Address where my/our account is maintained
Name of Financial Institution__________________________________________

Street Address_________________________________________________________

City_______________________________State _________________ Zip ________

Name(s) and Signature(s) of Depositor(s) as they appear where account is registered
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)


                             INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Trust and has received and read a current Prospectus of the Trust and agrees to its terms.

- I/We authorize the Trust and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Trust and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Trust account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Trust and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Trust account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Trust, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or
   (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Trust, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*

__________________________     __________________________     _________
Individual (or Custodian)      Joint Registrant, if any          Date
__________________________     __________________________     _________
Corporate Officer, Partner,    Title                             Date
Trustee, etc.

* For Trusts, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Trust's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Trust or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Trust reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access Features Form which may be obtained from Aquila Distributors at 1-800-872-6734 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Trust's Agent.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Trust at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Trust. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously
   making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Back Cover

     This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust dated February 1, 1999, (the "Additional Statement") has been filed with the Securities and Exchange Commission. The Additional Statement contains information about the Trust and its management not included in this Prospectus. The Additional Statement is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the Additional Statement are all material facts about the Trust available to you.

     You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the Additional Statement and the Trust's annual and semi-annual reports without charge, upon request.

     Call the Trust's Shareholder Servicing Agent at

               800-USA-OREG (800-872-6743) toll-free for

     The Additional Statement
     The Trust's annual report
     The Trust's semi-annual report
     Other information about the Trust
     To make shareholder inquiries.

or you can write to:

                PFPC. Inc.
                400 Bellevue Parkway
                Wilmington, DE 19809

For General Inquiries & Yield Information, call 800-872-6734 toll free or 212-697-6666

     In addition, you can review and copy information about the Trust (including the Additional Statement) at the Public Reference Room of the SEC in Washington, D.C. You can get information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. You can get other information about the Trust at the SEC's Internet site at http://www.sec.gov. You can get copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The file number under which the Trust is registered with the SEC under the
Investment Company Act of 1940 is 811-4626.

This Prospectus Should Be Read and Retained For Future Reference

Aquila
Tax-Free Trust of Oregon
380 Madison Avenue Suite 2300
New York, NY 10017
800-USA-OREG (800-872-6734)
212-697-6666

Statement
of Additional
Information                                            February 1, 1999

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. There are two Prospectuses for the Trust dated February 1, 1999: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Trust and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Trust. References in the Additional Statement to "the Prospectus" refer to either of these Prospectuses. The Additional Statement should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Trust's Shareholder Servicing Agent, PFPC Inc., by writing to it at: 400 Bellevue Parkway, Wilmington, DE 19809 or by calling at the following numbers:

800-872-6734 toll free

or from Aquila Distributors, Inc., the Trust's Distributor, by writing to it at

380 Madison Avenue, Suite 2300, New York, New York 10017;
or by calling: 800-872-2652 toll free
or 212-697-6666

     The financial statements for the Trust for the year ended September 30, 1998, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the Additional Statement. Those financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is incorporated herein by reference. The Annual Report of the Trust for the fiscal year ended can be obtained without charge by calling any of the toll-free numbers listed above. The Annual Report will be delivered with the Additional Statement.

TABLE OF CONTENTS

Trust History
Investment Strategies and Risks
Trust Policies
Management of the Trust
Ownership of Securities
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Capital Stock
Purchase, Redemption, and Pricing of Shares
Taxation of the Trust
Underwriter
Performance
Appendix A

                       TAX-FREE TRUST OF OREGON

                  Statement of Additional Information

Trust History

     The Trust is a series of The Cascades Trust (the "Business Trust") formed in 1985 under the name Tax-Free Trust of Oregon. On August 10, 1989, the name of the Business Trust was changed to The Cascades Trust. The Business Trust presently has only one active series, the original series, which continues to be called Tax-Free Trust of Oregon.

     The Trust is an open-end, non-diversified management investment company.

Investment Strategies and Risks

Ratings

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield. See Appendix A to this Additional Statement for further information about the ratings of Moody's and S&P as to the various rated Oregon Obligations which the Trust may purchase.

     The table below gives information as to the percentage of Trust net assets invested, as of September 30, 1996, in Oregon
Obligations in the various rating categories:


Highest rating (1). . . . . . . . . . . . . . . . . . . . . . . . 47.7%
Second highest rating (2) . . . . . . . . . . . . . . . . . . . . 46.0%
Third highest rating (3). . . . . . . . . . . . . . . . . . . . . .4.1%
Fourth highest rating (4) . . . . . . . . . . . . . . . . . . . . .0.2%
Not rated:. . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.0%
                                                                 100.0%

(1) Aaa of Moody's or AAA of S&P.
(2) Aa of Moody's or AA of S&P.
(3) A of Moody's or A of S&P.
(4) Baa of Moody's or BBB of S&P.

When-Issued and Delayed Delivery Obligations

     The Trust may buy Oregon Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Oregon Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Oregon Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Oregon Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Oregon Obligations. The Trust places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account, which is marked to market every business day. On delivery dates for such transactions, the Trust will meet its commitments by selling the Oregon Obligations held in the separate account and/or from cash flow.

Determination of the Marketability of Certain Securities

     In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

     Although the Trust does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange traded options based on Futures as a possible means to protect the asset value of the Trust during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Trust were to use them.

     Unlike when the Trust purchases or sells a Oregon Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant ("broker") an amount of cash or Oregon Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

     Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). Financial Futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index Futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     There are at present U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

     Call Options on Futures Contracts. The Trust may also purchase and sell exchange traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

     The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.

     Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust's portfolio against the risk of rising interest rates.

     The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

     The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

     One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust's Oregon Obligations is that the Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

     Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Oregon Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's portfolio diverges from the municipal bonds included in the applicable index or from the security underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Oregon Obligations being hedged. If the price of the Future or option moves less than the price of the Oregon Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Oregon Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Oregon Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Oregon Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Oregon Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Oregon Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Oregon Obligations being hedged if the historical volatility of the prices of the Oregon Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Oregon Obligations held in the Trust's portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

     Where Futures or options are purchased to hedge against a possible increase in the price of Oregon Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Oregon Obligations which it had anticipated purchasing.

     The particular municipal bonds comprising the index underlying Municipal Bond Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time, as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of Municipal Bonds held by the Trust may be greater.

     Trading in Municipal Bond Index Futures may be less liquid than that in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

     The Trust will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account Oregon Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

     The Trust must operate as to its long and short positions in Futures in conformity with a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Trust will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Trust also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Trust's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin;
(ii) cash proceeds from existing investments due in 30 days and
(iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Trust must maintain as to its Futures and options activities due to requirements other than those of the CFTC Rule; the Trust will, as to long positions, be required to abide by the more restrictive of this other requirement or the above requirements of the CFTC Rule.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

     The "sale" of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Trust of a right to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

Trust Policies
                        INVESTMENT RESTRICTIONS

     The Trust has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Trust's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Trust's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Trust's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Trust invests only in certain limited securities.

     The Trust cannot buy any securities other than Oregon Obligations (discussed under "Investment of the Trust's Assets" in the Prospectus), Municipal Bond Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Trust cannot buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

     The Trust cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Trust does not buy for control.

     The Trust cannot invest for the purpose of exercising control or management of other companies.

3. The Trust does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin; however, the Trust can make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities
Futures and options on them, and can pay premiums on these options.

4. The Trust is not an underwriter.

     The Trust cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5.  The Trust invests only in certain limited securities.


     The Trust cannot buy any securities other than the Oregon
Obligations meeting the standards stated under "Investment of the Trust's Assets"; the Trust can also purchase and sell Futures and options on them within the limits there discussed.

6. The Trust has industry investment requirements.


     The Trust cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

7. The Trust cannot make loans.


     The Trust can buy those Oregon Obligations which it is permitted to buy (see "Investment of the Trust's Assets"); this is investing, not making a loan. The Trust cannot lend its portfolio securities.

8. The Trust can borrow only in limited amounts for special purposes.


     The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Trust's income. Except in connection with borrowings, the Trust will not issue senior securities. The Trust will not purchase any Oregon Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

     As a fundamental policy, at least 80% of the Trust's net assets will be invested in Oregon Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Trust can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax.

     The Trust will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash, in an attempt to protect against declines in the value of its investments and other market risks.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Trust will be affected by a number of factors, the Trust is unable to predict what rate the Trust will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

Management of the Trust

The Board of Trustees

     The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Trust's Trustees and officers and provides further information about them.

                         TRUSTEES AND OFFICERS

     The Trustees and officers of the Trust, their affiliations, if any, with the Manager or the Distributor and their principal occupations during at least the past five years are set forth below. None of the Trustees or officers of the Trust is affiliated with the Sub-Adviser. Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust and of the Manager and as a shareholder of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Lung is an interested person as a security holder of the Sub-Adviser's parent. They are so designated by an asterisk.

Lacy B. Herrmann*, President and Chairman of the Board of Trustees, 380 Madison Avenue, New York, New York 10017

Founder and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Manager or Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; and Narragansett Insured Tax-Free Income Fund since 1992; and Tax-Free Fund For Utah of which he has been Chairman since 1992 and President, 1992-1998; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund since 1996, which, together with this Trust are called the Aquila Bond and Equity Funds; and Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Government Securities Cash Asset Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; Vice President and Director, and formerly Secretary, of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc. and Quest For Value Accumulation Trust, and Director or Trustee of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

Vernon R. Alden, Trustee, 420 Boylston Street, Suite 403, Boston,
Massachusetts 02116

Director of Sonesta International Hotels Corporation and Independent General Partner of the Merrill Lynch-Lee Funds;
Former Director of Colgate-Palmolive Company, Digital Equipment Corporation, Intermet Corporation, The McGraw Hill and The Mead Corporation; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1989, of Cascades Cash Fund, 1989-1994, of Narragansett Insured Tax-Free Income Fund since 1992, and of Aquila Cascadia Equity Fund since 1996; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee Emeritus, Boston Symphony Orchestra; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand; Received Decorations from the Emperor of Japan (1986) and the King of Thailand (1996 and 1997).

Warren C. Coloney, Trustee, 7304 Millwood Road, Bethesda, Maryland
20817

President, Coloney & Company, Inc., Bethesda MD, since 1984; Advisory Director of Management Practice, Inc. since 1992; Chairman of The Global Business Association, Bethesda, MD since 1996; Director of Bradley Energy International, Inc., Alexandria, VA since 1997; Trustee of Cascades Cash Fund, 1989-1994 and of Aquila Cascadia Equity Fund since 1996; Managing Director-Europe, Towers, Perrin, Forster & Crosby, Inc., London, England, 1974-1984; President of Coloney, Cannon, Main & Pursell, Inc., New York, NY and London, England, 1968-1974; Senior Engagement Manager, McKinsey & Company, Inc., New York, NY and London, England, 1959-1967; Sales Engineer, American Oil Company, Tampa, FL, 1955-1956; Managing Engineer, J.E. Greiner, Co., Tampa, FL 1956-1957; Lt(jg) Civil Engineer Corps, U.S.N.R., 1952-1955; MBA, The Darden School, University of Virginia, 1959; Bachelor of Civil Engineering, University of Florida, 1951; Life Member of the American Society of Civil Engineers; Founding Member of the Institute of Management Consultants.

David Frohnmayer, Trustee, 1226 University of Oregon, Eugene, OR
97403-1226

President, University of Oregon since 1994; Dean of the University of Oregon Law School, 1992-1994; Attorney General of the State of
Oregon, 1981-1991; Trustee of Aquila Cascadia Equity Fund since
1997.

James A. Gardner, Trustee, Vandervert Ranch, Vandervert Road, Bend,
Oregon 97707

President of Gardner Associates, an investment and real estate firm, since 1970; President Emeritus of Lewis and Clark College and Law School since 1989 and President, 1981-1989; Program Officer and County Representative of the Ford Foundation, 1969-1981; Lecturer and Assistant Director of Admissions of Harvard College, 1968-1969; Member of the Oregon Young Presidents Organization since 1983; Member of the Council on Foreign Relations since 1988; Founding Member of the Pacific Council since 1995; Trustee of Cascades Cash Fund, 1989-1994; Trustee of Aquila Cascadia Equity Fund, since 1996; Director of the Oregon High Desert Museum since 1989; active in civic, business, educational and church organizations in Oregon.

Diana P. Herrmann*, Trustee, Vice President, 380 Madison Avenue,
New York, New York 10017

Trustee of Tax-Free Trust of Arizona since 1994, of Churchill Tax-Free Fund of Kentucky and Churchill Cash Reserves Trust since 1995, of Aquila Cascadia Equity Fund since 1996 and of Aquila Rocky Mountain Equity Fund, Capital Cash Management Trust, of Tax-Free Fund for Utah since 1997 and President of that fund since 1998; President and Chief Operating Officer of the Manager/ Administrator since 1997; Senior Vice President and Secretary, and formerly Vice President, of the Manager/Administrator since 1986 and Director since 1984; Senior Vice President or Vice President and formerly Assistant Vice President of the Aquila Money-Market Funds since 1986; Executive Vice President, Senior Vice President or Vice President of the Aquila Bond Funds and Vice President of the Aquila Equity Funds since 1997; Vice President of InCap Management Corporation since 1986 and Director since 1983; Assistant Vice President of Oxford Cash Management Fund, 1986-1988 and Prime Cash Fund 1986-1996; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Raymond H. Lung*, Trustee, 16199 N.W. Canterwood Way, Portland,
Oregon 97229

Retired; Trustee of Qualivest Group of Funds since 1994; Executive Vice President and Executive Trust Officer of U.S. National Bank of Oregon, 1989-1991; Senior Vice President and Executive Trust Officer, 1980-1989; various other management positions, 1954-1980; Member of Executive Committee, Trust Division, American Bankers Association, 1986-1988; Director of Pacific Securities Depository Trust Company and Pacific Clearing Corporation (subsidiaries of the Pacific Stock Exchange), 1980-1987; Director of Collins Pine Company and Ostrander Companies (lumber and oil), 1980-1990; Trustee of Cascades Cash Fund, 1992-1994 and of Aquila Cascadia Equity Fund since 1996.

Richard C. Ross, Trustee, 510 SW Country Club Road, Lake Oswego,
Oregon 97034

President of Richard Ross Communications, a consulting firm, since 1986; Senior communications consultant to Pihas, Schmidt, Westerdahl, advertising and public relations, 1986-1988; Executive News Director of KATU Television, 1975-1986; News Director of KGW-TV, 1956-1975; Trustee of Cascades Cash Fund, 1989-1994 and of Aquila Cascadia Equity Fund since 1996; Director of the Portland Rose Festival since 1972; Director of the Greater Portland Convention & Visitors Association, 1982-1985; Director of the Portland Chamber of Commerce, 1971-1980; President of the Oregon chapter of the National Multiple Sclerosis Society, 1984-1986; Director of the Meridian Park Hospital Foundation, 1984-1987; Chairman of the Broadcasters Group of the Bar-Press-Broadcasters professional relations committee, 1964-1984; Former President of the Rotary Club of East Portland and currently a Director of Goodwill Industries, Metropolitan Youth Symphony and the Lake Oswego Community Theatre.

Sue McCarthy-Jones, Senior Vice President, 2019 Lloyd Center,
Portland Oregon 97232

Senior Vice President of Aquila Cascadia Equity Fund, Aquila Rocky Mountain Equity Fund since 1997; Investment Executive, US Bancorp Securities, 1996-1997; Training and sales supervision, Marketing One, Inc., 1991-1996; Account Executive, Security Pacific Bank, 1990-1991; various investment related positions, 1985-1990; serves on the Board of Directors of a non-profit charitable foundation.

Kerry A. Lemert, Vice President, 6775 S.W. Canyon Road, Portland,
Oregon 97225

Vice President of Aquila Cascadia Equity Fund since 1998. Dealer-Sales, Assistant Municipal bond trader, Pacific Crest Securities, 1994-1997; Assistant Municipal Bond Trader, Registered Sales Assistant, PaineWebber Inc., Portland Oregon, 1988-1994; Sales Assistant, E.F. Hutton & Co., Inc., Portland, Oregon, 1984-1988.

Christine L. Neimeth Vice President, 2201 Lloyd Center,  Portland,
Oregon 97232

Vice President of Aquila Cascadia Equity Fund since 1998; Management Information Systems consultant, Hillcrest Ski and Sport, 1997; Institutional Municipal Bond Salesperson, Pacific Crest Securities, 1996; Institutional Bond Broker, Hilliard Farber and Company 1991-1995; Bond Trader, Bear Stearns and Company, 1989-91. Active in college alumni and volunteer organizations.

William C. Wallace, Vice President, 380 Madison Avenue, New York,
New York 10017

Vice President of Capital Cash Management Trust since 1997 and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor 1995-1998, formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Rose F. Marotta, Chief Financial Officer, 380 Madison Avenue, New
York, New York 10017

Chief Financial Officer of the Aquila Money-Market Funds and the
Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991;
formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash
Management Fund, 1982-1988; Treasurer of InCap Management
Corporation since 1982, of the Manager since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, 380 Madison Avenue, New York, New York
10017

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, 551 Fifth Avenue, New York, New York
10176

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, 380 Madison Avenue, New York,
New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Manager since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer, 380
Madison Avenue, New York, New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995; Counsel to the Manager and the Distributor since 1995; Secretary of the Distributor since 1997; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 1998, the Trust paid a total of $86,564 in compensation and reimbursement of expenses to those Trustees to whom it pays fees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

     The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.

                                 Compensation    Number of
                                 from all        boards on
                Compensation     funds in the    which the
                from the         Aquilasm        Trustee
Name            Trust            Group           serves


Vernon R.
Alden           $7,408           $55,259         7

Warren C.
Coloney         $9,270           $10,920         2

David
Frohnmayer      $6,323           $7,273          2

James A.
Gardner         $7,450           $8,400          2

Raymond H.
Lung            $8,479           $10,349         2

Richard C.
Ross            $8,203           $9,903          2

Ownership of Securities

     Of shares of the Trust outstanding on November 23, 1998, Merrill, Lynch, Pierce, Fenner & Smith, Inc., P.O. Box 30561 New Brunswick, NJ held of record 2,213,593 Class A Shares (7.4% of the class) and 14,167 Class C Shares (12.5% of the class); BHC Securities Inc., 2005 Market Street, Philadelphia, PA held of record 2,339,414 Class A Shares (7.8% of the class); Painewebber f/b/o T. and B. Howser, P.O. Box 4493 Salem, OR held of record 6,420 Class C Shares (5.6% of the class); Painewebber f/b/o D. and
J. Hoar, 2105 NW 133rd Pl, Portland, OR held of record 9,277 class C Shares (8.2% of the Class); National Investor Services held of record 12,191 Class C Shares (10.7% of the class); Lewco Securities Corp. held of record 9,267 Class C Shares (8.2% of the class); US Bank National Association held of record (54, 104 and 67,338 Class Y Shares in two accounts (5.4% and 6.7% of the class, respectively. On the basis of information received from those holders, the Trust's management believes that all of such shares are held for the benefit of clients. J.L. Bernard, 2606 SW 58th Street, Redmond, OR held of record 10,617 Class C Shares (9.3% of the class; Trustees of H.W. Kugler Trust, 2817 Alameda Street, Medford, OR held of record 12,211 Class C Shares 10.8% of the class). The Trust's management is not aware of any other person owning of record or beneficially 5% or more of the shares of any class of Trust's outstanding shares as of that date.

Management Ownership

     As of the date of this Additional Statement, all of the Trustees and officers as a group owned less than 1% of its outstanding shares.

Investment Advisory and Other Services

Information about the Manager, the Sub-Adviser and the Distributor

     The Sub-Adviser services Oregon clients at offices in Portland, Oregon. As it has been in the past, since the beginning of the Trust's operations in 1987, the Trust's investments will continue to be managed so that it will have a portfolio of quality-oriented (investment grade) securities.

     The Trust's Manager is founder and Manager and/or administrator to the Aquilasm Group of Trusts, which consists of tax-free municipal bond funds, money market funds and equity funds. As of June 30, 1998, these funds had aggregate assets of approximately $3.0 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.

     Mr. Herrmann and Ms. Herrmann are affiliated with the Trust as officers and Trustees. Mr. Herrmann controls the Manager, as described above, and Ms. Herrmann is an officer and a director of the Manager.

     Under the Advisory and Administration Agreement, the Trust will pay to the Manager a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual management fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

     The Sub-Advisory Agreement provides that the Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.25 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust) the annual management fee shall be payable at the annual rate of 0.20 of 1% of such net asset value

     During the fiscal year ended September 30, 1998, the Trust
incurred fees of $1,307,096.     For the fiscal year of the Trust
ended September 30, 1997, fees of $617,654 was paid or accrued to the Manager under the administration agreement then in effect. For the fiscal year ended September 30, 1996 fees of $615,409 were paid or accrued to the Manager under the former administration agreement. For the fiscal year ended September 30, 1997, fees of $617,654 were paid or accrued to the Trust's former adviser and to the Sub-Adviser under the former advisory agreement in effect until August 1, 1997 and an interim advisory agreement in effect until October 31, 1997, respectively. For the fiscal year ended September 30, 1996 fees of $615,409 were paid or accrued to the former adviser.

     Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Trust's Distributer. The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and 25% by Diana P. Herrmann, will be owned by certain directors and/or officers of the Manager and/or the Distributor, including Mr. Herrmann and Ms. Herrmann.

The Advisory and Administration Agreement

     The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:

     (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Trust;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

     (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

     The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Trust under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

     (ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

     (iii) either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

     (iv) maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

     (v) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Trust and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement. (See the Additional Statement.)

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

     The Trust bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions;
(iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

     The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% of such net asset value.

The Sub-Advisory Agreement

     The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the Act or as amended by the shareholders of the Trust.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Trust as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of the Agreement. To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided hereunder by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.

     During the fiscal years ended September 30, 1998, 1997 and 1996, all of the Trust's transactions were principal transactions and no brokerage commissions were paid.

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust and shall be surrendered promptly to the Trust or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Trust such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Trust, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Trust. The Sub-Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

     The Sub-Advisory Agreement provides that it will becomes effective on May 1, 1998 and shall, unless terminated as thereinafter provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Trust sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Trust at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Investment Advisory Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.

Glass-Steagall Act

     Federal banking laws and regulations presently prohibit a national bank or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and generally from underwriting, selling or distributing securities, such as shares of the Trust.

     The Sub-Adviser is a national bank and is an affiliate of a bank holding company. Therefore, it is subject to applicable federal banking laws and regulations. The Sub-Adviser has been advised that the Sub-Adviser may perform the advisory services for the Trust required by the Sub-Advisory Agreement, without violating federal banking laws and regulations. Moreover, it has been advised that changes in federal banking laws and regulations related to the permissible activities of national banks, subsidiaries of national banks, and national banks and their subsidiaries that are affiliates of a bank holding company, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Sub-Adviser from continuing to serve as investment sub-adviser to the Trust or could restrict the services which the Sub-Adviser is permitted to perform for the Trust.

     In the event that the Sub-Adviser is prohibited from acting as the Trust's investment adviser, it is probable that the Board of Trustees of the Business Trust would either recommend to the shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Trust be liquidated.

Underwriting Commissions

     During the fiscal year ended September 30, 1998, the aggregate dollar amount of sales charges on sales of shares in the Trust was $$834,920 and the amount retained by the Distributor was $156,496.

                           DISTRIBUTION PLAN

     The Trust's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

Provisions Relating to Class A Shares  (Part I)

     At the date of the Additional Statement, most of the outstanding shares of the Trust would be considered Qualified Holdings of various broker-dealers unaffiliated with the Adviser or the Distributor. The Distributor will consider shares which are not Qualified Holdings of such unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

     Part I of the Plan applies only to the Front Payment Class
Shares ("Class A Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Front Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Front-Payment Class Shares.

     The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and
(c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part I is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level Payment Class Shares and/or of any other class whose shares are convertible into Front Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or
(ii) Class A Plan Agreements entered into thereafter.

Provisions relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares
Class ("Class C Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Level Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and
(iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and
(c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part II is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or
(ii) Class C Plan Agreements entered into thereafter.

Payments under the Plan

     Payments under the Plan commenced as of July 1, 1992 with respect to shares currently designated as Class A Shares. During the fiscal years ended March 31, 1997, 1996 and 1995, $1,304,201,
$1,330,035 and $1,275,442, respectively, were paid under the Plan to Qualified Recipients. Of those amounts, $76,168, $78,658 and $70,008, respectively, were paid to the Distributor. During the same period, $14,765 was paid with respect to Class C Shares all of which was retained by the Distributor.

Provisions relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial
Intermediary Class Shares ("Class I Shares") of the Trust
(regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), at a rate fixed for time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Trust represented by the Class I Shares, but not more than
0.25 of 1% of such assets. Such payments shall be made only out of the Trust's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient;
(b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and
(c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part III is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under Section 15 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part III originally went into effect when it was approved
(i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or
(ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

     Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan states that while it is in effect, the Trust's Manager and Distributor shall report at least quarterly to the Trust's Board of Trustees in writing for their review on the following matters: (i) all Permitted Payments made under this Plan, the identity of the Qualified Recipient of each Payment, and the purposes for which the amounts were expended; (ii) all costs of each item of cost specified in the Plan (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter; and (iii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition if any such Qualified Recipient is an affiliate, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Plan defines as the Trust's Independent Trustees those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.

Payments Under the Plan

     During the fiscal year ended September 30, 1998, $476,542 was paid to Qualified Recipients with respect to Class A Shares, of which $14,437 was retained by the Distributor.During the fiscal year ended September 30, 1997, $459,662 was paid to Qualified Recipients with respect to Class A Shares, of which $12,019 was retained by the Distributor. Until April 5, 1996, all outstanding shares of the Trust were what are currently designated Class A Shares. During the fiscal year ended September 30, 1996, $461,538 was paid under the Plan as then in effect to Qualified Recipients, of which $9,987 was paid to the Distributor. All of such payments were for compensation. During the fiscal year ended September 30, 1998, $7,431 was paid to Qualified Recipients with respect to Class C Shares. During the fiscal year ended September 30, 1997, $4,910 was paid to Qualified Recipients with respect to Class C Shares. All of such payments were for compensation. During the fiscal year ended September 30, 1996, no or nominal payments were made with respect to Class C Shares. During the fiscal year ended September 30, 1998 no Class I Shares were outstanding and no payments were made with respect to such shares.

                       SHAREHOLDER SERVICES PLAN

     The Trust has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Trust of "Service Fees" within the meaning of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

     As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Trust.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended September 30, 1998 $2,477 were paid with respect to Class C Shares. During the fiscal years ended September 30, 1998 and 1997, $2,477 and $1,636, respectively, of Service Fees were paid to Qualified Recipients with respect to the Trust's Class C Shares. All of such payments were for compensation.

Provisions for Financial Intermediary Class Shares (Part II)

     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Trust.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the year ended September 30, 1998.

General Provisions

     While the Services Plan is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters:
(i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Transfer Agent, Custodian and Auditors

     The Trust's Shareholder Servicing Agent (transfer agent) is
PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

     The Trust's Custodian, Bank One Trust Company, N.A., is responsible for holding the Trust's assets.

     The Trust's auditors, KPMG Peat Marwick LLP, perform an annual audit of the Trust's financial statements.

Brokerage Allocation and Other Practices

     During the fiscal years ended September 30, 1998, 1997 and 1996, all of the Trust's transactions were principal transactions and no brokerage commissions were paid. Brokerage allocation and other practices relating to brokerage are set forth in the description of the Sub-Advisory Agreement, above.

Capital Stock

     The Trust has four classes of shares.

     * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. Class A Shares are subject to an asset retention service fee under the Trust's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.

     * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

     Financial Intermediary Class Shares ("Class I
     Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently
     0.10 of 1% of such net assets, and a services fee of 0.25 of 1% of such assets.

     The Trust's four classes of shares differ in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Oregon Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Trust, except that the Trust's Board of Trustees may change the name of the Trust.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). (See the Additional Statement for further information about possible additional series.) Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

Purchase, Redemption, and Pricing of Shares

     In addition to information about purchase, redemption and pricing of shares set forth in the Prospectus, the Trust provides additional services.

                       AUTOMATIC WITHDRAWAL PLAN

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Trust having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the Application included in the Prospectus, the Additional Statement under "Automatic Withdrawal Plan," and "Dividend and Tax Information" below.)

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

                          EXCHANGE PRIVILEGE

     There is an exchange privilege as set forth below among this Trust, certain tax-free municipal bond funds and equity funds (together with the Trust, the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Trust. All exchanges are subject to certain conditions described below. As of the date of the Prospectus, the Aquila-sponsored Bond or Equity Funds are this Trust, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

     Generally, you can exchange shares of a given class of a Bond or Equity Funds including the Trust for shares of the same class of any other Bond or Equity Fund, or for shares of any Money- Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. However, the following important information should be noted:

     (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

     If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

     (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

     (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

     This Trust, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                        800-872-5860 toll free

     Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Trust's shares. (See "How to Invest in the Trust.")

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see "Tax Effects of Redemptions" and the Additional Statement); no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Offering Price.

                    COMPUTATION OF NET ASSET VALUE

     The net asset value of the shares of each of the Trust's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Trust's net assets allocable to each class by the total number of its shares of such class then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Oregon Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Oregon Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Oregon Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Oregon Obligations in the Trust's portfolio may be priced, with the approval of the Trust's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. In the case of Oregon Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Trust's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Trust employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

     As indicated above, the net asset value per share of the Trust's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Trust's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Trust. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Trust receives the net asset value per share of all shares sold or issued.

                   LIMITATION OF REDEMPTIONS IN KIND

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Taxation of the Trust

     The Trust qualified during its last fiscal year as a "regulated investment company" under the Code, and intends to continue to so qualify. If it does so qualify, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible although not likely that the Trust might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

                      ADDITIONAL TAX INFORMATION

     If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired. The provision applies to commissions charged after October 3, 1989.

Underwriters

     Aquila Distributors, Inc. acts as the Trust's principal underwriter in the continuous public offering of all of the Trust's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

(1)            (2)            (3)            (4)            (5)

Name of      Net Under-     Compensation    Brokerage    Other
Principal    writing      on Redemptions    Commissions  Compen-
Underwriter  Discounts      and                          sation
             and            Repurchases
             Commissions

Aquila       $156,496            None            None      None(1)
Distributors
Inc.

(1) Amounts paid to the Distributor under the Trust's
Distribution Plan described in the Prospectus are for compensation.

                              PERFORMANCE

     As noted in the Prospectus, the Trust may from time to time quote various performance figures to illustrate its past performance.

     Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Trust be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Trust are based on these standardized methods and are computed separately for each of the Trust's classes of shares. Each of these and other methods that may be used by the Trust are described in the following material. Prior to April 6, 1996, the Trust had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Trust began to offer shares of two other classes, Class C Shares and Class Y Shares. During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Class I Shares were first offered on January 31, 1998 and none were outstanding during the periods indicated.

Total Return

     Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10 year periods and a period since the inception of the operations of the Trust (on June 16, 1986) that would equate an initial hypothetical $1,000 investment in shares of each of the Trust's classes to the value such an investment would have if it were completely redeemed at the end of each such period.

     In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable Contingent Deferred Sales Charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Trust does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

     Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Trust. Actual performance will be affected less by this one time charge the longer an investment remains in the Trust. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Trust.

Average Annual Compounded Rates of Return:

           Class A Shares        Class C Shares        Class Y Shares

One Year        2.58%            4.96%                 6.96%

Five Years     4.39%             N/A                   N/A

Ten Years       6.72%            N/A                   N/A

Since
inception on
June 16, 1986   6.83%            6.38%(1)              7.46%(1)

(1) Period from April 6, 1996 (inception of class) through
September 30, 1998.

     These figures were calculated according to the following SEC formula:
                                    n
                              P(1+T)  = ERV
where

     P     =    a hypothetical initial payment of $1,000

     T     =    average annual total return

     n     =    number of years

     ERV   =    ending redeemable value of a hypothetical $1,000
                payment made at the beginning of the 1-, 5- and 10-year periods or the period since inception, at the end of each such period.

     As discussed in the Prospectus, the Trust may quote total rates of return in addition to its average annual total return for each of its classes of shares. Such quotations are computed in the same manner as the Trust's average annual compounded rate, except that such quotations will be based on the Trust's actual return for a specified period as opposed to its average return over the periods described above.

Total Return

           Class A Shares        Class C Shares        Class Y Shares

One Year        2.58%                 4.96%                 6.96%

Five Years     23.94%                 N/A                   N/A

Ten Years       91.67%                N/A                   N/A

Since
inception on
June 16, 1986   125.30%          16.64%(1)                  19.60%(1)

(1) Period from April 6, 1996 (inception of class) through
September 30, 1998.


Yield
     Current yield reflects the income per share earned by the Trust's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Trust's classes of shares during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

     The Trust may also quote a taxable equivalent yield for each of its classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Trust (computed as indicated above) which is tax-exempt by one minus the highest applicable combined federal and Oregon income tax rate (and adding the result to that portion of the yield of the Trust that is not tax-exempt, if any).

     The Oregon and the combined Oregon and federal income tax rates upon which the Trust's tax equivalent yield quotations are based are 9.0% and 46.12%, respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Trust will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Trust, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Trust sales material.

Yield for the 30-day period ended September 30, 1998 (the date of the Trust's most recent audited financial statements):

     Class A Shares        Class C Shares        Class Y Shares

Yield      3.60%                 2.90%                 3.90%

Taxable
Equivalent
Yield      6.55%                 5.28%                 7.09%



     These figures were obtained using the Securities and Exchange Commission formula:

                                            6
                        Yield = 2 [(a-b + 1)  -1]
                                   ----
                                    cd
where:

     a = interest earned during the period

     b = expenses accrued for the period (net of waivers and reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends

     d = the maximum offering price per share on the last day of the period


Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Trust's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by
(i) dividing the total amount of dividends per share paid by the Trust during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Trust's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.

                              APPENDIX A
                 DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.   Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

     MIG1/VMIG1       This designation denotes best quality. There
                      is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2       This designation denotes high quality.
                      Margins of protection are ample although not so large as in the preceding group.

     MIG3/VMIG3       This designation denotes favorable quality.
                      All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG4/VMIG4       This designation denotes adequate quality.
                      Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                     THE CASCADES TRUST
                  PART C: OTHER INFORMATION

Financial Statements

            Tax-Free Trust of Oregon Portfolio:

            Included in Part A:
               Financial Highlights

            Incorporated by reference into Part B:
               Report of Independent Auditors
               Statement of Assets and Liabilities as of
                  September 30, 1998
               Statement of Operations for the year ended
                  September 30, 1998
               Statement of Changes in Net Assets for the
                  years ended September 30, 1998 and 1997
               Statement of Investments as of
                  September 30, 1998
               Notes to Financial Statements

            Included in Part C:
               Consent of Independent Auditors

ITEM 23 Exhibits:

           (a) Supplemental Declaration of Trust Amending and Restating the Declaration of Trust (ii)

           (b) By-laws (v)

           (c) Specimen share certificate for Tax-Free
              Trust of Oregon Portfolio (iii)

           (d) (i) Investment Advisory and Administration
              Agreement (iv)

               (ii) Sub-Advisory Agreement (iv)

           (e)  (i) Distribution Agreement (iii)

                (ii) Sales Agreement for Brokerage
                   Firms for Tax-Free Trust of
                   Oregon Portfolio (iii)

                (iii) Sales Agreement for Financial
                   Institutions for Tax-Free Trust
                   of Oregon Portfolio (iii)

                (iv) Sales Agreement for Investment
                   Advisers for Tax-Free Trust of
                   Oregon Portfolio (iii)

                (v) Services Agreement (ii)

           (f) Not applicable

           (g)  (i) Custody Agreement for Tax-Free
                   Trust of Oregon Portfolio (i)

           (h)  (ii) Transfer Agency Agreement for Tax-Free
                   Trust of Oregon Portfolio (iv)

           (i) Opinion & consent of Trust's counsel (iv)

           (j) Not applicable

           (k) Not Applicable

           (l) Not applicable

           (m) (i) Distribution Plan (iv)

               (ii)  Shareholder Services Plan (iv)

           (n) Financial Data Schedules (v)

           (o) Plan Pursuant to Rule 18f-3 (iv)

(i)   Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 17 dated January 31, 1996 and incorporated herein by reference.

(ii)  Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 18 dated April 3, 1996 and incorporated herein by reference.

(iii) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 19 dated January 24, 1997, and incorporated herein by reference.

(iv) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 20 dated December 1, 1997, and incorporated herein by reference.

(v)  Filed herewith.


ITEM 25. Persons Controlled By Or Under Common Control With
         Registrant

         None

ITEM 26. Number of Holders of Securities

     As of November 23, 1998, Registrant had 7,105 holders of record of its Class A Shares, 27 of its Class C Shares and
     113 of its Class Y Shares, all in its Tax-Free Trust of Oregon portfolio, its only operating portfolio.

ITEM 27. Indemnification

     Subdivision (c) of Section 12 of Article SEVENTH of
     Registrant's Amended and Restated Declaration of Trust, filed as Exhibit 1 to Registrant's Post Effective Amendment
     No. 18 dated April 3, 1996. is incorporated herein by reference.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and Other Connections of Investment
         Adviser and Sub-Adviser

     The business and other connections of Aquila Management Corporation, the Trust's Investment Adviser and Administrator is set forth in the prospectus (Part A); the business and other connections of Mr. Lacy B. Herrmann, its controlling shareholder are set forth in the Statement of Additional Information (Part B). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

     U.S. Bank National Association, Registrant's Sub-Adviser is a bank. It performs investment advisory services for mutual fund and non-mutual fund clients. The Sub-Adviser is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company, headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates five bank and eleven trust companies with offices in 17 contiguous states from Illinois to Washington. For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 29. Principal Underwriters

     (a) Aquila Distributors, Inc. serves as principal underwriter to the following Funds, including the
           Registrant: Capital Cash Management Trust, Churchill Cash Reserves Trust, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Prime Cash Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund and Tax-Free Trust of Oregon.

     (b) For information about the directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

     (c)   Not applicable.

ITEM 30. Location of Accounts and Records

     All such accounts, books, and other documents are maintained by the Manager, the Sub-Adviser the custodian, and the transfer agent, whose addresses appear in or on the back cover pages of the Prospectus and the Statement of Additional Information.

ITEM 31. Management Services

         Not applicable.

ITEM 32. Undertakings

           Not applicable.

                     Independent Auditors' Consent


To the Shareholders and Board of Trustees
Tax-Free Trust of Oregon:


We consent to the use of our report dated November 4, 1998, incorporated herein by reference and to the reference to our firm under the headings "Financial Highlights" in the Prospectus and "Transfer Agent, Custodian and Auditors" in the Statement of Additional Information.

                                 /s/KPMG Peat Marwick LLP
                                   KPMG Peat Marwick LLP
New York, New York
November 30, 1998

                           SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 2nd day of December, 1998.


                                   THE CASCADES TRUST
                                   (Registrant)

                                      /s/Lacy B. Herrmann
                                   By____________________________
                                    Lacy B. Herrmann, President
                                   and Chairman of the Board


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.


     SIGNATURE                     TITLE               DATE


/s/Lacy B. Herrmann                                    12/2/98
______________________     President, Chairman of     ___________

  Lacy B. Herrmann         the Board and Trustee
                           (Principal Executive
                           Officer)

/s/Vernon R. Alden                                     12/2/98
______________________     Trustee                    ___________

   Vernon R. Alden


/s/Warren C. Coloney                                   12/2/98
______________________     Trustee                    ___________
  Warren C. Coloney


/s/Dave Frohnmayer
                                                        12/2/98
______________________     Trustee                    ___________
  Dave Frohnmayer


/s/James A. Gardner                                    12/2/98
______________________     Trustee                    ___________
  James A. Gardner



/s/Diana P. Herrmann                                   12/2/98
______________________     Trustee                    ___________
 Diana P. Herrmann


/s/Raymond H. Lung                                     12/2/98
______________________     Trustee                    ___________
   Raymond H. Lung


/s/Richard C. Ross                                     12/2/98
______________________     Trustee                    ___________
   Richard C. Ross


/s/Rose F. Marotta                                     12/2/98
______________________     Chief Financial Officer    ___________
  Rose F. Marotta         (Principal Financial and
                           Accounting Officer)

                          THE CASCADES TRUST
                             EXHIBIT INDEX

Number          Name

(b)             By-laws

(n)             Financial Data Schedules